As Filed with the Securities and Exchange Commission on April 28, 2021

Registration Nos. 2 - 30771

811 - 01764

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 70	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 71	☒

AMERICAN FIDELITY SEPARATE ACCOUNT A

(FORMERLY AMERICAN FIDELITY VARIABLE ANNUITY FUND A)

(Exact Name of Registrant)

AMERICAN FIDELITY ASSURANCE COMPANY

(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code     405.523.2000

Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and	Vice President and Senior Counsel
General Counsel	American Fidelity Assurance Company
American Fidelity Assurance Company	9000 Cameron Parkway
9000 Cameron Parkway	Oklahoma City, Oklahoma 73114
Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2021 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on May 1, 2021 pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Group variable annuity contracts

AFPR1ME

    GROWTH®

                Variable Annuity

from

                                                 May 1, 2021

AFPR1ME GROWTH® Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

PROSPECTUS

May 1, 2021

American Fidelity Separate Account A (“Separate Account A” or the “Registrant”) is offering the AFPR1ME GROWTH® Variable Annuity. The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer for use in qualified retirement plans or an individual using the contract to fund an Individual Retirement Annuity.

The assets of Separate Account A will be invested solely in Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio* (“Vanguard® VIF Total Stock Market Index Portfolio”), which seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market.

This prospectus contains important information about the AFPR1ME GROWTH® Variable Annuity and Separate Account A that a prospective investor should know before investing.

If you are a new investor in the policy, you may cancel your AFPR1ME GROWTH® Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for Vanguard® VIF Total Stock Market Index Portfolio, the portfolio company available under your contract, may no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant electronically by sending an email request to va.help@americanfidelity.com. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting us, as set forth above.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may only be used to offer the contract where the contract may be lawfully sold. The contract and certain features described in the contract may only be available in certain states. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

* Vanguard is a trademark of The Vanguard Group, Inc.

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GLOSSARY OF TERMS

Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of a participant’s account during the accumulation phase.

Accumulation phase: The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments. Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.

Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase or period.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity date: The date annuity payments begin.

Annuity options: The pay-out methods available during the annuity phase.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period during which we make annuity payments.

Annuity unit: The unit of measure we use to calculate annuity payments during the annuity phase.

Contract: The master group contract between American Fidelity Assurance Company and a contract owner.

Contract owner: The entity to which a contract is issued, which is normally the employer of participants or an organization representing an employer.

Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account: The account maintained for each participant reflecting the accumulation units credited.

Policy: The AFPR1ME GROWTH® Variable Annuity.

Portfolio company: The Vanguard® Variable Insurance Fund (“VIF”) Total Stock Market Index Portfolio.

Purchase payment: Money invested in the contract by or on behalf of a participant and allocated to a participant’s account.

Separate Account: The separate account is called American Fidelity Separate Account A, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your: A participant in the contract, generally an employee.

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v

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				CROSS-REFERENCE(S)
Charges for Early Withdrawals.	You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals.			Surrenders and Withdrawals
Transaction Charges.

You may be charged a fee for other transactions such as purchase payments. There is a one-time Certificate Fee of $15.00 that will be deducted from your first purchase payment. There is a per payment administrative charge of $0.50. The following describes the Participant Transaction Expenses (as a percentage of purchase payments):

•   Sales Charge – 3.00%*

•   Administrative Expense – 0.25%

•   Minimum Death Benefit Expense – 0.75%**

•   Deferred Sales Load – None

•   Surrender Fees – None

*Waived for purchase payments of $2,000 or more.

**Not applicable after age 65.

				Fee Table; Charges
Ongoing Fees and Expenses (annual charges).	The table below describes the fees and expenses that you may pay each year. Please refer to your policy schedule for information about the specific fees you will pay.			Fee Table; Charges

	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of account value - only one Contract Class available)	0.96025%	0.96025%
	Investment options (Portfolio Company fees and expenses as a percentage of net asset value-only one investment option available)	0.13%	0.13%

To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy.

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	Lowest Annual Cost: $1,350	Highest Annual Cost: $1,350
	Assumes: • Investment of $100,000 • 5% annual appreciation • Minimum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawal	Assumes: • Investment of $100,000 • 5% annual appreciation • Maximum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals
RISKS			CROSS-REFERENCE(S)
Risk of Loss.	You can lose money by investing in the policy.		Principal Risks of Investing in the Policy
Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.		Principal Risks of Investing in the Policy
Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment option(s) available under the policy (e.g., Portfolio Companies), if more than one investment option is made available in the future. Each investment option(s) (including any fixed account investment option) will have its own risks, and you should review the investment option(s) before making an investment decision.		Principal Risks of Investing in the Policy
Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.		Principal Risks of Investing in the Policy

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RESTRICTIONS		CROSS-REFERENCE(S)
Investments.	Money invested in the policy is invested exclusively in the Vanguard® VIF Total Stock Market Index Portfolio, which is currently the only investment option. We cannot guarantee that Vanguard® VIF Total Stock Market Index Portfolio will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. We reserve the right to substitute Portfolio Companies as investment options.	General Description of the Registrant, Depositor and Portfolio Company; -Substitution
Optional Benefits.	N/A	N/A
TAXES		CROSS-REFERENCE(S)
Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes
CONFLICTS OF INTEREST		CROSS-REFERENCE(S)
Investment Professional Compensation.	The policy is sold exclusively through financial professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer and who are compensated for selling the policy to investors with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	-Underwriter
Exchanges.	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing policy.	-Underwriter

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OVERVIEW OF THE POLICY

In this summary, we discuss some of the important features of the group variable annuity contract. You should read the entire prospectus for more detailed information about your account and Separate Account A.

The AFPR1ME GROWTH® Variable Annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) American Fidelity Assurance Company, which is the insurance company. Money invested in the AFPR1ME GROWTH® Variable Annuity is invested in the Vanguard® VIF Total Stock Market Index Portfolio. The AFPR1ME GROWTH® Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. You should not become a participant in the AFPR1ME GROWTH® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the contract value at the time of your death.

Like all deferred annuities, the annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your annuity, and your earnings accumulate on a tax-deferred basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply. A qualified plan already provides tax-deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax-deferral feature.

The annuity phase begins when you start receiving regular payments under the annuity income options from your participant account. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio.

The money you invest in your AFPR1ME GROWTH® Variable Annuity is used to purchase, at net asset value, shares of Vanguard® VIF Total Stock Market Index Portfolio. Additional information about the Vanguard® VIF Total Stock Market Index Portfolio is available in the Appendix(see “APPENDIX: Portfolios Available Under Your Contract”). Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. If you withdraw any money before you are 59 1⁄2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the annuity period are taxable.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your policy or making withdrawals from your policy. Please refer to your policy for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy your policy or make a purchase payment, or surrender or make withdrawals from your policy. State premium taxes may also be deducted.

Transaction Expenses (as a percentage of purchase payments unless otherwise noted)

Sales Charge	3.00	%*
Administrative Expense	0.25%
Minimum Death Benefit Expense	0.75	%**
Per Payment Administrative Charge	$0.50
One-time Contract Certificate Fee	$15.00

*	Waived for purchase payments of $2,000 or more.
**	Not applicable after age 65.

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The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including the portfolio company fees and expenses).

Annual Contract Expenses

	Current Fee	Maximum Fee
Base Contract Expenses (as a percentage of average account value)	0.96025%	0.96025%

The next table shows the minimum and maximum total operating expenses charged by Vanguard® VIF Total Stock Market Index Portfolio that you pay periodically during the time that you own the policy. Additional information about the Vanguard® VIF Total Stock Market Index Portfolio’s annual expenses may be found at the back of this document (see Appendix: Portfolios Available Under Your Policy).

	MINIMUM	MAXIMUM
Annual Portfolio Company Expenses (expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.13%	0.13%

Example

The example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses and annual portfolio company expenses.

This example also assumes that (i) you invest $100,000 in the policy for the time periods indicated, (ii) your investment has a 5% return each year, and (iii) the maximum fees and expenses of the portfolio company apply. Although your actual costs may be higher or lower, based on these assumptions, the example shows the costs you would pay. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

1 Year	3 Years	5 Years	10 Years
$5,082	$7,340	$9,776	$16,738

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Risk of Loss. You can lose money by investing in the policy.

Not a Short-Term Investment. The policy is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Withdrawals may be subject to tax penalties or other unfavorable treatment (see “Taxes” below).

Risks Associated with Investment Options. Investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of Vanguard® VIF Total Stock Market Index Portfolio. You should review the Vanguard® VIF Total Stock Market Index Portfolio before making an investment decision.

Insurance Company Risk. Investment in the policy is subject to the risks related to the Depositor, American Fidelity Assurance Company, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company.

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GENERAL DESCRIPTION OF THE REGISTRANT, DEPOSITOR AND PORTFOLIO COMPANY

American Fidelity Assurance Company

American Fidelity Assurance Company is an Oklahoma stock life insurance company incorporated under the laws of the State of Oklahoma in 1960. Its principal executive offices are located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114, telephone number 1.800.662.1113. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.

American Fidelity Assurance Company has been a wholly-owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Separate Account A

American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

The assets of Separate Account A are held in American Fidelity Assurance Company’s name on behalf of Separate Account A and legally belong to American Fidelity Assurance Company. Under Oklahoma law, however, the assets of Separate Account A may not be charged with liabilities arising out of any other business activities of American Fidelity Assurance Company. All income, gains and losses, realized or unrealized, are credited to or charged against Separate Account A contracts without regard to other income, gains and losses of American Fidelity Assurance Company. All income, gains, and losses credited to, or charged against, Separate Account A reflect Separate Account A’s own investment experience and not the investment experience of American Fidelity Assurance Company’s other assets. American Fidelity Assurance Company is obligated to pay all benefits and make all payments under the AFPR1ME GROWTH® Variable Annuity.

Vanguard® VIF Total Stock Market Index Portfolio

Separate Account A invests exclusively in the Vanguard® VIF Total Stock Market Index Portfolio. Information about the Vanguard® VIF Total Stock Market Index Portfolio, including its type of fund, investment advisor and any sub-advisor, current expenses and performance, is available in Appendix (see “Appendix: Portfolio Companies Available Under the Contract”).

More detailed information about the Vanguard® VIF Total Stock Market Index Portfolio can be found in the Vanguard Summary Prospectus. which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-3. You may obtain a full prospectus, statement of additional information and other information about the Vanguard® VIF Total Stock Market Index Portfolio free of charge by contacting our Annuity Services Department. Call us at 1.800.662.1113 x 8840 or e-mail us at va.help@americanfidelity.com. You should read the Vanguard Summary Prospectus carefully before investing.

Voting Rights

American Fidelity Assurance Company is the legal owner of the Vanguard® VIF Total Stock Market Index Portfolio shares allocated to Separate Account A. However, we believe that when Vanguard® VIF Total Stock Market Index Portfolio solicits proxies in conjunction with a shareholder vote, we are required to obtain instructions from participants as to how to vote those shares. When we receive these instructions, we will vote all of the shares we own for the benefit of Separate Account A in proportion to those instructions. This type of voting may allow a small number of participants to control the outcome of the vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

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CHARGES

Charges and other expenses associated with the AFPR1ME GROWTH® Variable Annuity will reduce your investment return. These charges and expenses are explained below.

Sales Charge	We deduct a 3% sales charge from each purchase payment to recover our distribution expenses. The sales charge will be waived for lump sum or purchase payments of $2,000 or more.

Insurance Charges Administrative Expenses

We deduct 0.25% of each purchase payment we receive to recover administrative expenses, including, but not limited to, salaries, printing, legal, actuarial and accounting fees.

We also charge an additional $0.50 administrative charge against each purchase payment (for the processing of each purchase payment received for each plan participant) and a one-time certificate issuance fee of $15 (which is applied toward the expense of setting up each new administrative record).

Minimum Death Benefit	A deduction of 0.75% of each purchase payment is made to cover our costs associated with the minimum death payment. This deduction is not applicable after you reach age 65.

Mortality and Expense Risk	We assume the risk that participants will live longer than we expect and that we will not have enough money to pay all of the annuity payments we are obligated to pay. We receive 0.96025% on an annual basis (0.0026308% for each one-day valuation period) of average account value for mortality and expense risks assumed. Of this amount, 0.85% is for mortality risks and 0.11025% is for expense risks.
Taxes Premium Taxes	Some states and other governmental entities, such as municipalities, charge premium or similar taxes. We are responsible for paying these taxes and will deduct the amount of taxes paid on your behalf from the value of your participant account. Some taxes are due when premium deposits are made; others are due when annuity payments begin. Currently, we pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes	We may deduct from each contract any income taxes which the separate account may incur.

Portfolio Expenses	Deductions are taken from, and expenses paid out of, the assets of Vanguard® VIF Total Stock Market Index Portfolio. Because Separate Account A purchases shares of Vanguard® VIF Total Stock Market Index Portfolio, the net assets of Separate Account A will reflect the total annual portfolio company operating expenses deducted from Vanguard® VIF Total Stock Market Index Portfolio assets. You should read the Vanguard Summary Prospectus for information about such deductions.

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THE AFPR1ME GROWTH® VARIABLE ANNUITY

About the Contract

The AFPR1ME GROWTH® Variable Annuity is a group annuity. A group annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) an insurance company (in this case, American Fidelity Assurance Company), where the insurance company promises to pay the participant or someone else you choose an income in the form of annuity payments beginning on a date chosen. The person upon whose life the policy is based is called the annuitant, even if that person is you. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to your beneficiary.

We may change the AFPR1ME GROWTH® Variable Annuity at any time if required by state or federal laws. After a contract has been in force for three years, we may change any term of the contract except that benefits already earned by participants cannot be decreased and guaranteed monthly life incomes cannot be decreased. We will notify contract owners of any change at least 90 calendar days before a change will take effect.

Substitution

We cannot guarantee that Vanguard® VIF Total Stock Market Index Portfolio will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. We reserve the right to substitute portfolio companies. A substitution of shares attributable to the contracts will not be made without prior notice to contract owners and participants and the prior approval of the SEC in conformity with the Investment Company Act of 1940.

Naming a Beneficiary

A beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant. You name the beneficiary or beneficiaries at the time you become a participant in the contract, but you may change beneficiaries at a later date. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.

You can change the beneficiary of your policy at any time during the annuitant’s life, unless you name the person as an irrevocable beneficiary. The interest of an irrevocable beneficiary cannot be changed without his or her written consent.

To change your beneficiary, you need to send a request on a form we accept to our home office. The change will go into effect when signed, subject to any payments we make or actions we take before we record the change. A change cancels all prior beneficiaries, except any irrevocable beneficiaries. The interest of the beneficiary will be subject to any annuity option in effect at the time of the annuitant’s death.

Frequent Purchases and Withdrawals

Market timing policies are designed to address the excessive short-term trading of investment company shares by a policy owner or policy owners that may be harmful to the remaining policy owners. Although market timing is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies. At this time, Separate Account A offers a single investment option, so it does not create the same opportunities for market timing that separate accounts offering multiple investment options create. However, in order to minimize any opportunity for market timing activities which may be achieved by withdrawing funds and reinvesting in Separate Account A, we have adopted the following specific policies:

•

We deduct a sales charge, an administrative charge and a minimum death benefit charge from each purchase payment we receive. While not designed specifically to discourage market timing activities these expenses have a tendency to discourage it.

•

After full redemption and cancellation of a participant’s account, no further purchase payments may be made on behalf of the participant. In addition, if the value of any participant account falls below $1,000 as the immediate result of a withdrawal, that participant’s account may be terminated at our option.

•	We do not accept telephone transactions.

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•

We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

If Separate Account A offers more than one investment option in the future, we may adopt additional policies to limit the possibility of market timing that might be accomplished by switching back and forth between investment options.

PURCHASING ACCUMULATION UNITS

Purchase Payments

In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment. Every purchase payment you make increases the number of accumulation units in your participant account. You may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your purchase payments at any time. We reserve the right to reject any application or purchase payment.

Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the annuity contract. A one-time $15 certificate fee will be deducted from your first purchase payment. We will invest your net first purchase payment (after deducting Participant Transaction Expenses of 4% (or 1% if purchase payment is $2,000 or more) to cover sales, administrative and minimum death benefit charges, and $0.50 per purchase payment, plus, with respect to the first purchase payment, a one-time $15 certificate fee) within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent purchase payments to your participant account using the accumulation unit value next determined after receipt. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

Accumulation Units

The value of your participant account will go up or down depending upon the investment performance of Vanguard® VIF Total Stock Market Index Portfolio and the expenses of, and deductions charged by, Separate Account A. The value of your participant account is based on the number of accumulation units in your account and the value of the accumulation units.

We calculate the value of an accumulation unit after the New York Stock Exchange closes on each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, and then credit your participant account accordingly. We determine the value of an accumulation unit by dividing the total value of net assets by the number of the outstanding accumulation units. The value of an accumulation unit may go up or down from day to day.

The value of your account at any time before you begin receiving annuity payments is determined by multiplying the total number of accumulation units credited to your account by the current accumulation unit value. When you make a purchase payment, we credit your participant account with accumulation units. The number of accumulation units credited is determined by dividing the amount of the net purchase payment (after deducting the Participant Transaction Expenses described above and, with respect to the first purchase payment, a one-time $15 certificate fee) by the value of the accumulation unit.

Example

The following example illustrates how we calculate the number of accumulation units that should be credited to a participant account when purchase payments are made after the participant’s initial purchase payment.* On Thursday, we receive an additional purchase payment of $100 from you. At 3:00 p.m., Central Time, on that Thursday, we determine that the value of an accumulation unit is $20.25. We deduct the applicable Participant Transaction Expenses (described above) and then divide $95.50 by $20.25 and credit your participant account on Thursday night with 4.72 accumulation units.

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Each participant is advised semiannually of the number of accumulation units credited to his or her account, the current accumulation unit value, and the total value of the account.

* A $15 certificate fee also will be deducted from the first purchase payment.

Underwriter

American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

The policies are sold exclusively through financial professionals who are registered representatives of the underwriter. American Fidelity Securities, Inc.’s registered representatives are paid a base salary to serve American Fidelity Assurance Company’s existing customers and solicit new customers. They also receive a commission based on American Fidelity Assurance Company annuity policies that they sell and premium increases. This creates the conflict in that if they do not sell new policies or obtain premium increases, they do not get paid a commission.

RECEIVING PAYMENTS FROM THE ANNUITY

Annuity Date

Upon investing in the AFPR1ME GROWTH® Variable Annuity, you may select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. You may select your desired annuity date at any time after your initial investment and you may change the annuity date if you choose; however, you must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments. The annuity date may not be later than the earliest to occur of the distribution date required by federal law, the contract owner’s tax qualified plan or, if applicable, state law.

Selecting an Annuity Option

On your annuity date, we will begin making annuity payments in accordance with one of our annuity options. If the value of your participant account is at least $5,000, you may choose from our various annuity options. You must designate the annuity option you prefer at least 30 calendar days before your annuity date. If you do not choose an annuity option, we will make annuity payments to you in accordance with Option 2 below. If the value of your account is less than $1,000, we reserve the right to pay you the entire amount of your participant account in one lump sum on your annuity date.

Annuity Payments

Although we reserve the right to change the frequency of the payments, annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually. Electing to receive payments less frequently will increase the individual payment amount. However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.

Annuity payments may be made on a variable basis or on a fixed basis. Payments made on a variable basis are based on the actual investment performance of Vanguard® VIF Total Stock Market Index Portfolio. Payments made on a fixed basis are based on a dollar amount that is fixed as of the annuity date and an annual rate of interest of 4%. If you choose a fixed annuity, your annuity payments will be based on an interest rate of 4% regardless of the actual performance of Vanguard® VIF Total Stock Market Index Portfolio.

If you choose to have any portion of your annuity payments based on a variable annuity option, the amount of your first annuity payment will be based on an assumed investment rate of 4.5%. The amount of subsequent annuity payments you receive may be more or less than your initial payment depending on three things:

•	the value of your participant account on the annuity date,

•	the assumed investment rate of 4.5%, and

•	the performance of Vanguard® VIF Total Stock Market Index Portfolio.

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After you receive your first annuity payment, if Vanguard® VIF Total Stock Market Index Portfolio’s actual performance exceeds the 4.5% assumed rate, your monthly annuity payments will increase. Similarly, if the actual performance rate is less than 4.5%, your annuity payments will decrease relative to the first payment you received. The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

You may choose one of the following annuity options at any time during the accumulation period. After your annuity payments begin, you cannot change your annuity option.

Option 1 Life Variable Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.

Option 2 Life Variable Annuity with Payments Certain

We will make monthly payments for the guaranteed period selected and thereafter during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. If the beneficiary dies before the end of the guaranteed period, the present value of the remaining payments will be paid to the estate of the beneficiary based on an annual compound interest rate of 3.5%. The guaranteed period may be 10 years, 15 years or 20 years.

Option 3 Unit Refund Life Variable Annuity

We will make monthly payments during the lifetime of the annuitant. Upon the annuitant’s death, we will make an additional payment equal to the value at the date of death of the number of variable annuity units equal to the excess, if any, of (a) the total amount applied under this option divided by the variable annuity unit value on the annuity date over (b) the variable annuity units represented by each annuity payment multiplied by the number of annuity payments paid prior to death.

Option 4 Joint and Survivor Annuity

We will make monthly payments during the joint lifetime of the annuitant and a joint annuitant. Payments will continue during the lifetime of the surviving annuitant based on 66 2/3% of the annuity payment in effect during the joint lifetime. If the joint annuitant is not the annuitant’s spouse, this annuity option may not be selected if, as of the annuity date, the present value of the annuity payments which would be payable to the joint annuitant exceeds 49% of the present value of all payments payable to the annuitant and the joint annuitant.

Option 5 Fixed Annuity	You may elect forms of fixed annuities that have essentially the same characteristics as Annuity Options 1 through 4 above.

You may change your annuity option by written request at any time before you begin receiving annuity payments. Any change must be requested at least 30 calendar days before the annuity date. If an option is based on life expectancy, we may require proof of the payee’s date of birth.

After your annuity payments begin, you may not make withdrawals any of account value amounts.

SURRENDERS AND WITHDRAWALS

You may redeem all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.

If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account.

A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

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Payments for units redeemed will be mailed within three to five business days after we receive a request that is in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

•

an emergency exists as a result of which disposal by Vanguard® VIF Total Stock Market Index Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for Vanguard® VIF Total Stock Market Index Portfolio to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of participants.

Although the contract does not have a “free-look” provision, you may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals. If the contract is returned to us or our representative within 30 calendar days after it is delivered, we will refund the greater of the purchase payments paid or the account value. Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals, as explained below under “Taxes” and in the related discussion of our Statement of Additional Information.

BENEFITS AVAILABLE UNDER THE POLICY

The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays beneficiary in the event of participant’s death before receipt of annuity payments.	Standard	0.75%* (of each purchase payment).	Withdrawals may significantly reduce the benefit.
*	Not applicable after age 65.

Death Benefit

In the event of a participant’s death before receipt of annuity payments, death proceeds are payable to the person’s named beneficiary in an amount equal to:

•	the value of the participant’s account as of the valuation date (the date on which we have received both written notice of death and the beneficiary’s written instructions), or

•	if greater, and if the participant’s death occurs before age 65, 100% of the total purchase payments made by the participant, less any redemptions.

Payments normally are made within seven calendar days of receipt of notice.

If a participant dies during the annuity period, we will pay any remaining guaranteed payments to:

•	the participant’s beneficiary, or

•	the participant’s estate, if no beneficiary survives.

Any payments made to a beneficiary must be made on a payment schedule at least as rapid as that made to the participant.

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A beneficiary who is the spouse of a deceased participant may choose to receive the death benefit in any form that the participant could have chosen to receive annuity payments. Federal tax law requires that annuity contracts issued after January 18, 1985 restrict the length of time over which non-spouse beneficiaries may elect to receive death benefit proceeds. Contracts issued after January 18, 1985 provide that non-spouse beneficiaries must either:

•	take a total distribution within five years of the death of the participant, or

•	by the end of the year following the participant’s death, begin receiving payments for a period not to exceed the expected lifetime of the beneficiary.

LOANS

Loans are not allowed under the policy.

TAXES

NOTE: The following is a description of federal income tax law applicable to tax-qualified annuities that are used in connection with Qualified Retirement Plans in general and is not intended as tax advice. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws. You should seek competent tax advice regarding the matters discussed in this Prospectus and the Statement of Additional Information.

General

Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), governs taxation of annuities in general. A participant is not taxed on increases in the value of his or her participant account until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the participant’s cost basis, which may be zero. The taxable portion of a lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the participant’s cost basis (adjusted for any period certain or refund feature) bears to the expected return under the contract. For traditional IRAs, SEPs and salary reduction SEPs, the exclusion amount for payments based on a variable annuity option is determined by dividing the participant’s cost basis (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. Payments received after the participant’s investment has been recovered (i.e., when the total of the excludable amounts equal the participant’s investment) are fully taxable. The taxable portion is taxed at ordinary income rates. For Section 401(a), 401(k), and 403(a) qualified pension, profit-sharing or annuity plans and 403(b) tax-deferred annuities, the exclusion amount is generally determined by dividing the cost-basis of the contract by the anticipated number of payments to be made under the contract. Participants, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

Qualified Plans

The contracts offered by the Prospectus are designed to be suitable for use under various types of retirement plans (“Qualified Plans”) that receive favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law and the terms of the Qualified Plan. Each purchaser should obtain competent tax advice prior to participating in a contract issued under a qualified plan.

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Multiple IRA Contracts

For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.

Tax Treatment of Distributions

Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a contract issued pursuant to a Qualified Plan and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.

Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over to another Qualified Plan or a traditional IRA within 60 days of receipt in accordance with the provisions of the Code. These special rules allow for the rollover to occur without taxation but only apply to distributions that qualify as “eligible rollover distributions” under the Code.

Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s “after-tax” contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.

Penalty Tax on Withdrawals prior to age 59 1⁄2. Generally, there is a penalty tax equal to 10% of the portion of any payment prior to age 59 1⁄2 from a Qualified Plan Contract that is included in income unless the withdrawal is by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.

Required Distributions. A Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code, including:

•

For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 72 or the calendar year in which the taxpayer retires;

•	For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 72; and

•	When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.

In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death. The applicable plan documents will contain such rules.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax. Generally, amounts are withheld from periodic payments at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain distributions from Qualified Plans which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor

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expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; (c) distributions made upon hardship of the employee; or (d) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Withdrawal Limitations

The Code limits the withdrawal of purchase payments made by owners from certain tax-deferred annuities and 401(k) Plans. Withdrawals from these types of plans can only be made when an owner:

•	reaches age 59 1⁄2;

•	leaves his/her job;

•	dies; or

•	becomes disabled (as that term is defined in the Code).

A withdrawal may also be made in the case of hardship, and in the case of employees affected by certain federally declared disasters, if allowed by the plan; however, the owner can only withdraw purchase payments and not any earnings. Beginning in 2019, hardship distribution can be made from employer contributions as well as earning on contributions. Additionally, a withdrawal may be made in situations to which Section  72(t)(2)(G) of the Code applies (regarding individuals called to active military duty).

LEGAL PROCEEDINGS

There are no material pending legal proceedings affecting Separate Account A, American Fidelity Assurance Company or American Fidelity Securities, Inc.

FINANCIAL STATEMENTS

The financial statements of American Fidelity Separate Account A and of American Fidelity Assurance Company are included in the Statement of Additional Information.

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APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT

The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-3. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Stock/Index Fund.	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc.	0.13%	20.55%	15.23%	13.60%

To learn more about the variable annuity and Separate Account A, you should read our Statement of Additional Information dated May 1, 2021, as amended or supplemented, which is incorporated by reference into this Prospectus. The Statement of Additional Information is available, without charge, upon request. You can view a copy of the Statement of Additional Information online at https://americanfidelity.com/support/annuities/p-3 or you can request a copy by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

Reports and other information about the Registrant are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

ANN-158	EDGAR Contract No.: C000027244

AFPR1ME GROWTH® Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2021

This Statement of Additional Information (“SAI”) is not a Prospectus. This SAI relates to the Prospectus for the AFPR1ME GROWTH® Variable Annuity dated the same date as the SAI. The Prospectus sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

call us at:	e-mail us at:
1.800.662.1113 x8840	va.help@americanfidelity.com

GENERAL INFORMATION AND HISTORY

American Fidelity Separate Account A is offering the AFPR1ME GROWTH® Variable Annuity to (1) employers for use in qualified retirement plans and (2) individuals using the contract to fund an Individual Retirement Annuity.

The depositor, American Fidelity Assurance Company, was organized in Oklahoma in 1960 and is a wholly owned subsidiary of American Fidelity Corporation, a Nevada insurance holding company. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.

American Fidelity Assurance Company’s board of directors adopted a resolution on May 7, 1968 to establish Separate Account A as a separate account under Oklahoma insurance law. The inception date of Separate Account A was January 1, 1970 under the name American Fidelity Variable Annuity Fund A. It was organized as an open-end diversified management investment company with its own portfolio of securities. On January 1, 1999, Separate Account A became a unit investment trust. Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940

The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.

NON-PRINCIPAL RISKS OF INVESTING IN THE AFPR1ME GROWTH® VARIABLE ANNUITY

The non-principal risks of investing in the AFPR1ME GROWTH® Variable Annuity are described in the prospectus.

ANNUITY PAYMENTS

Upon investing in the AFPR1ME GROWTH® Variable Annuity, you will select an annuity date, which is the month and year that you will begin receiving regular monthly income payments from the annuity. Annuity payments may be made on a variable basis and/or a fixed basis.

Fixed Annuity Payments

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the 4% annuity table in the contract. The fixed annuity provides a 4% annual guaranteed interest rate on all annuity options. American Fidelity Assurance Company may pay or credit excess interest on a fixed annuity at its discretion.

Variable Annuity Payments

A participant may elect a variable annuity payout. Variable annuity payments reflect the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio during the annuity period. Variable annuity payments are not guaranteed as to dollar amounts.

American Fidelity Assurance Company will determine the first annuity payment by using the 4.5% annuity table in the contract. It shows the dollar amount of the first monthly payment which can be purchased with each $1,000 of value in a participant account after deducting any applicable premium taxes.

The value of a participant account is determined by multiplying the participant’s accumulation units by the accumulation unit value on the fourteenth calendar day before the first annuity payment. The first annuity payment varies according to the annuity option selected and the participant’s age.

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American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value on the annuity date. This sets the number of annuity units. The number of annuity units payable remains the same unless a participant transfers a portion of the annuity benefit to a fixed annuity. The dollar amount is not fixed and will change from month to month.

The dollar amount of annuity payments after the first payment is determined by multiplying the fixed number of annuity units per payment by the annuity unit value on the fourteenth calendar day preceding the payment date. The result is the dollar amount of the payment.

Annuity Unit

The value of an annuity unit is determined by multiplying the value of an annuity unit for the immediately preceding period by the product of (1) the net investment factor for the fourteenth calendar day prior to the valuation date for which the value is being determined, and (2) 0.9998794.

Variable Annuity Formulas

The following formulas summarize the annuity payment calculations described above:

Number of Variable Annuity Units	=	Dollar Amount of First Monthly Payment
Variable Annuity Unit Value on Date of First Payment

Annuity Unit Value	=	Value of Annuity Unit on Preceding Valuation Date	X	0.9998794	X	Net Investment Factor for 14th Day Preceding Current Valuation Date

Dollar Amount of Second and Subsequent Annuity Payments	=	Number of Annuity Units Per Payment	X	Annuity Unit Value for Period in Which Payment is Due

OFFERING OF THE AFPR1ME GROWTH® VARIABLE ANNUITY

American Fidelity Separate Account A offers the AFPR1ME GROWTH® Variable Annuity to (1) employers for use in qualified retirement plans and (2) individuals using the contract to fund an Individual Retirement Account. The AFPR1ME GROWTH® Variable Annuity is issued by American Fidelity Assurance Company in the form of group contracts between American Fidelity Assurance Company and the employer or an individual using the contract to fund an Individual Retirement Annuity.

Underwriter

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account A for 2020, 2019 and 2018 were $51,495, $58,381, and $65,457, respectively.

Custodian and Independent Registered Public Accounting Firm

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account A required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account A’s most recent report on Form N-CEN.

The financial statements of American Fidelity Separate Account A and the financial statements and schedules of American Fidelity Assurance Company, each as of and for the year ended December 31, 2020, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP (“Deloitte”), Independent Registered Public Accounting Firm, as stated in its reports appearing herein. Deloitte’s address is 100 N. Broadway Avenue, Suite 3250, Oklahoma City, Oklahoma 73102.

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The financial statements of American Fidelity Separate Account A and the financial statements and schedules of American Fidelity Assurance Company, each as of and for the years ended December 31, 2019 and December 31, 2018, included in post-effective amendment No. 69 to Registrant’s registration statement on Form N-4 filed with the Securities and Exchange Commission on April 30, 2020, were audited by KPMG LLP, Independent Registered Public Accounting Firm, as stated in its reports appearing therein and are incorporated herein by reference. KPMG LLP’s address is 210 Park Avenue, Suite 2650, Oklahoma City, Oklahoma 73102.

Depositor and Registrant have agreed to indemnify and hold KPMG LLP harmless against and from any and all legal costs and expenses incurred by KPMG LLP in successful defense of any legal action or proceeding that arises as a result of KPMG LLP’s consent to the or incorporation by reference of its audit reports on the Depositor and Registrant’s past financial statements incorporated by reference in this registration statement.

Investment Consultant

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company. Under the investment consultant agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account A and American Fidelity Assurance Company. InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account A. InvesTrust Consulting received $59,054, $58,435and $61,388 for services provided to Separate Account A in 2020, 2019 and 2018, respectively.

Legal Opinion

McAfee & Taft A Professional Corporation has provided advice on certain matters relating to the federal securities and income tax laws applicable to the contracts.

FINANCIAL STATEMENTS

The following are the financial statements of American Fidelity Separate Account A and the financial statements and schedules of American Fidelity Assurance Company. The financial statements of American Fidelity Assurance Company should be considered only as bearing on the ability of American Fidelity Assurance Company to meet its obligations under the contracts; they should not be considered as bearing on the investment performance of the assets held in Separate Account A.

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AMERICAN FIDELITY SEPARATE ACCOUNT A

Financial Statements

December 31, 2020

(With Report of Independent Registered Public Accounting Firm Thereon)

Deloitte & Touche LLP 100 N. Broadway Avenue Suite 3250 Oklahoma City, OK 73102 USA Tel: 918-560-1400 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American Fidelity Assurance Company and

Contract Owners of American Fidelity Separate Account A

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Separate Account A ( the “Separate Account”) of American Fidelity Assurance Company ( the “Company”), as of December 31, 2020, the related statement of operations, the statement of changes in net assets, the financial highlights for the year then ended and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2020, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying statement of changes in net assets for the year ended December 31, 2019 and the financial highlights for the four years ended December 31, 2019 were audited by other auditors whose report dated February 28, 2020, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the underlying mutual fund. We believe that our audit provides a reasonable basis for our opinion.

Oklahoma City, Oklahoma

March 8, 2021

We have served as the Separate Account’s auditor since 2020.

AMERICAN FIDELITY SEPARATE ACCOUNT A

Statement of Assets and Liabilities

December 31, 2020

Investments at fair value:
Vanguard Total Stock Market Index (4,897,766 shares at net asset value of $48.56 per share) (cost $164,508,308)	$237,835,495
Subscription receivable	5,212
Receivable for pending investment transactions	41,223

Total assets	237,881,930

Payable due to related party	6,211
Redemption payable	40,224

Total liabilities	46,435

Net assets	$237,835,495

Accumulation units outstanding	2,821,811

Accumulation unit value	$84.285

See accompanying notes to financial statements.

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AMERICAN FIDELITY SEPARATE ACCOUNT A

Statement of Operations

Year ended December 31, 2020

Net investment income:
Investment income distributions from underlying mutual fund	$3,271,471
Mortality and expense fees	(1,971,229)

Net investment income	1,300,242

Realized gains/losses on investments:
Realized gains distributions from underlying mutual fund	6,311,355

Proceeds from sales	16,367,518
Cost of investments sold	13,278,804

Net realized gains on investments sold	3,088,714

Net realized gains on investments	9,400,069

Unrealized appreciation on investments, end of year	73,327,187
Unrealized appreciation on investments, beginning of year	45,261,015

Change in unrealized appreciation	28,066,172

Net increase in net assets from operations	$38,766,483

See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT A

Statements of Changes in Net Assets

Years ended December 31, 2020 and 2019

	2020	2019
Increase in net assets from operations:
Net investment income	$1,300,242	1,224,679
Net realized gains on investments	9,400,069	7,964,625
Unrealized appreciation during the year	28,066,172	41,642,972

Net increase in net assets from operations	38,766,483	50,832,276

Changes from contract transactions	(14,279,781)	(14,860,032)

Increase in net assets	24,486,702	35,972,244

Net assets, beginning of year	213,348,793	177,376,549

Net assets, end of year	$237,835,495	213,348,793

See accompanying notes to financial statements.

5

AMERICAN FIDELITY SEPARATE ACCOUNT A

Financial Highlights

Five year period ended December 31

	2020	2019	2018	2017	2016
Net assets	$237,835,495	213,348,793	177,376,549	203,565,129	180,163,996
Accumulation unit value	$84.285	70.588	54.507	58.137	48.523
Number of accumulation units outstanding	2,821,811	3,022,451	3,254,172	3,501,499	3,712,964
Investment income as a percent of average net assets (1)	1.59%	1.58%	1.56%	1.90%	1.48%
Expenses as a percent of average net assets (2)	0.96	0.96	0.96	0.96	0.96
Total return (3)	19.40	29.50	(6.24)	19.81	11.48

(1)	This ratio represents the dividend, excluding distributions of capital gains, received by the underlying mutual fund divided by the average net assets.

(2)

This ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

See accompanying notes to financial statements.

6

AMERICAN FIDELITY SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2020

(1)	Summary of Significant Accounting Policies

(a)	Organization

American Fidelity Separate Account A (Account A) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Account A is an investment company and applies the specialized accounting and reporting guidance in Financial Accounting Standards Board (FASB) ASC Topic 946 Financial Services – Investment Companies.

The assets of Account A are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by AFA.

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operation and financial performance of the issuers of securities underlying the fund in which the Account A invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of Account A’s investments.

(b)	Investments

Account A’s investment objectives are primarily long-term growth of capital and secondarily the production of income. Investments in shares of the Fund are stated at fair value, which is the net asset value per share as determined daily by the Fund. Transactions are recorded on a trade-date basis by the Fund. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account A groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including Account A’s own assumptions used to determine the fair value of investments).

There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

(Continued)

7

AMERICAN FIDELITY SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2020

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used to value Account A’s net assets as of December 31, 2020:

Level 1 – Quoted prices	$237,835,495
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—

Total	$237,835,495

(c)	Federal Income Taxes

Account A is not taxed separately because the operations of Account A are part of the total operations of AFA. AFA files its Federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated Federal income tax returns. Account A is not taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account A for Federal income taxes. AFA will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the contracts.

Account A recognizes and measures unrecognized tax positions in accordance with FASB ASC 740. Account A has no unrecognized tax positions as of December 31, 2020.

As of December 31, 2020, Account A has no accrued interest and penalties related to unrecognized tax positions. Account A would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2017 through 2020 remain open to examination by the major taxing jurisdictions to which Account A is subject. Account A, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(Continued)

8

AMERICAN FIDELITY SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2020

(d)	Annuity Reserves

Annuity reserves are computed for current payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA, if the reserves required are less than originally estimated.

If additional reserves are required, AFA reimburses Account A. As of December 31, 2020, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account A held no annuity reserves as of December 31, 2020.

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)	Expenses and Related-Party Transactions

AFA manages the operations of Account A and assumes certain mortality and expense risks under the variable annuity contracts. Mortality and expense fees are equal to 0.0026308% of Account A’s daily net assets (0.96025% per annum). All such fees were paid to AFA.

Net purchase payments received represent gross payments less deductions of $75,128 and $85,724 for the years ended December 31, 2020 and 2019, respectively. The deductions comprise administrative fees (0.25% of purchase payments), minimum death benefits (0.75% of purchase payments), per payment charges ($0.50 per payment), and certificate issuance fees ($15.00 per certificate). These deductions were paid to AFA. The deductions for sales charges (3% of purchase payments) were paid to American Fidelity Securities, Inc., an affiliated broker dealer company.

During the accumulation period, contract owners may partially or totally withdraw from Account A by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units. There are no fees assessed through the redemption of units.

(Continued)

9

AMERICAN FIDELITY SEPARATE ACCOUNT A

Notes to Financial Statements

December 31, 2020

(3)	Unit Activity from Contract Transactions

Contract transactions for the years ended December 31, 2020 and 2019 were as follows:

	Units		Amount
	2020	2019	2020	2019
Payments received	24,505	36,628	$1,710,739	2,329,910
Withdrawal of funds	(225,145)	(268,349)	(15,990,520)	(17,189,942)

Net change from contract transactions	(200,640)	(231,721)	$(14,279,781)	(14,860,032)

(4)	Subsequent Events

There were no material events that occurred subsequent to December 31, 2020. Subsequent events have been considered through March 8, 2021, the date the financial statements were issued.

10

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Financial Statements and Schedules

December 31, 2020 and 2019

(With Independent Auditors’ Report Thereon)

Deloitte & Touche LLP 100N. Broadway Ave. Suite 3250 Oklahoma City, OK 73102 USA Tel: 918-560-1400 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Management of American Fidelity Assurance Company

We have audited the accompanying statutory-basis financial statements of American Fidelity Assurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for the year then ended, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by American Fidelity Assurance Company using the accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Oklahoma Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting and accounting principles generally accepted in the United States of America are also described in Note 19 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of American Fidelity Assurance Company as of December 31, 2020, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory-basis Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of American Fidelity Assurance Company as of December 31, 2020, and the results of its operations and its cash flows for the years then ended in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department as described in Note 1 to the statutory-basis financial statements.

Predecessor Auditors’ Opinion on 2019 and 2018 Statutory-basis Financial Statements

The statutory-basis financial statements of American Fidelity Assurance Company as of and for the years ended December 31, 2019 and December 31, 2018, were audited by other auditors whose reports, dated April 13, 2020 and April 19, 2019, respectively, expressed an opinion that those statutory-basis financial statements were not fairly presented in accordance with accounting principles generally accepted in the United States of America; however, such report also expressed an unmodified opinion on those statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department as described in Note 1 to the statutory-basis financial statements.

Report on Supplemental Schedules

Our audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental information included in Schedule I – Summary of Investments – Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such 2020 schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the 2020 statutory-basis financial statements or to the 2020 statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such 2020 schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole. The 2019 and 2018 supplementary schedules were subjected to auditing procedures by other auditors whose report, dated April 13, 2020 and April 19, 2019, referred to above, stated that such schedules are fairly stated in all material respects in relation to the 2019 and 2018 statutory-basis financial statements as a whole.

April 16, 2021

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2020 and 2019

Admitted Assets	2020	2019
Cash and invested assets:
Bonds, at amortized cost (fair value: $5,028,231,398 and $4,652,363,276 at December 31, 2020 and 2019, respectively)	$4,469,822,457	$4,374,405,435
Preferred stocks, at cost (fair value: $11,784,136 and $19,455,638 at December 31, 2020 and 2019, respectively)	9,295,646	17,647,066
Common stocks, at fair value (cost: $11,949,640 and $11,949,875 at December 31, 2020 and 2019, respectively)	24,895,756	23,741,020
Common stock, investment in affiliates at equity value	1,557,559	1,335,908
Mortgage loans on real estate	611,162,513	550,520,170
Investment real estate, at cost (less accumulated depreciation of $14,586,477 and $11,969,556 at December 31, 2020 and 2019, respectively, and less encumbrances of $28,652,758 and $30,097,988 at December 31, 2020 and 2019, respectively)	22,602,751	23,773,327
Policy loans	53,764,175	56,447,154
Cash and short-term investments, at cost, which approximates fair value	253,133,660	289,209,412
Other invested assets	196,029,747	56,152,849

Total cash and invested assets	5,642,264,264	5,393,232,341

Life insurance premiums and annuity considerations deferred and uncollected	46,215,145	44,924,305
Accident and health premiums due and unpaid	69,704,390	81,075,450
Investment income due and accrued	39,671,498	40,762,334
Amounts recoverable from reinsurers	3,173,135	1,417,663
Other receivables under reinsurance contracts	9,395,239	9,486,135
Net deferred tax assets	40,992,928	32,308,666
Other assets	78,199,924	72,905,510
Separate accounts’ assets	1,163,052,255	980,712,323

Total admitted assets	$7,092,668,778	$6,656,824,727

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2020 and 2019

Liabilities and Capital and Surplus	2020	2019
Aggregate reserves:
Life policies and contracts	$2,660,423,121	$2,517,865,702
Accident and health policies	804,697,462	765,011,449

Total aggregate reserves	3,465,120,583	3,282,877,151

Policy and contract claims reserves	138,418,683	137,286,075
Liability for premiums and other deposit funds	21,241,323	22,990,986
Remittances and items not allocated	28,216,708	45,793,086
General insurance expenses, taxes, licenses, and fees due or accrued	143,908,531	99,013,620
Funds held under coinsurance	659,562,084	691,753,769
Other liabilities	385,029,549	354,457,691
Borrowed money	497,463,596	497,645,003
Separate Accounts’ liabilities	1,163,052,255	980,712,323

Total liabilities	6,502,013,312	6,112,529,704

Capital and surplus:
Common stock (par value $10 per share, 250,000 shares authorized, issued, and outstanding)	2,500,000	2,500,000
Paid-in capital	5,887,698	5,887,698
Unassigned surplus	582,267,768	535,907,325

Total capital and surplus	590,655,466	544,295,023

Total liabilities and capital and surplus	$7,092,668,778	$6,656,824,727

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2020, 2019, and 2018

	2020	2019	2018
Income:
Life insurance premiums and annuity considerations	$398,930,730	$370,729,063	$348,399,110
Accident and health insurance premiums	814,685,417	805,431,515	739,319,233
Consideration for supplementary contracts with life contingencies	683,822	966,339	1,141,320
Net investment income (less investment expenses of $39,848,529, $39,359,896, and $33,696,562 in 2020, 2019 and 2018, respectively)	178,254,041	180,829,179	184,959,903
Commissions and expense allowances on reinsurance ceded	(2,210,179)	(8,051,076)	(5,957,867)
Other income	71,650,337	58,903,173	56,076,296

Total income	1,461,994,168	1,408,808,193	1,323,937,995

Benefits and other deductions:
Death benefits and matured endowments	46,604,642	33,395,707	29,675,601
Annuity benefits	58,018	186,437	2,665,949
Accident and health and disability benefits	372,018,164	419,763,284	368,901,423
Interest and adjustments on policy or deposit-type contract funds	1,409,099	25,501,129	1,559,015
Other benefits to policyholders and beneficiaries	186,501,269	187,510,674	182,961,204
Increase in aggregate reserves for future policy benefits	182,243,430	159,527,561	135,268,507
Selling Cost	152,010,789	147,532,277	145,679,305
Commissions and expense allowances on reinsurance assumed	10,035,197	12,172,355	13,121,320
General insurance expenses, taxes, licenses, and fees	308,537,638	278,219,501	316,679,535
Other	30,482,767	28,436,859	27,463,979

Total benefits and expenses	1,289,901,013	1,292,245,784	1,223,975,838

Income before federal income taxes and net realized capital gains	172,093,155	116,562,409	99,962,157

Federal income taxes	42,030,768	26,428,520	7,521,969

Income before net realized capital gains	130,062,387	90,133,889	92,440,188

Net realized capital gains, net of federal income tax expense (benefit) of $9,831,862, $9,599,983, and $(9,142,363) in 2020, 2019, and 2018, respectively (excluding gains (losses) of $36,919,740, $37,515,252, and $(4,218,990) transferred to the interest maintenance reserve in 2020, 2019, and 2018 respectively)	130,105,628	145,877	6,448,632

Net income	$260,168,015	$90,279,766	$98,888,820

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2020, 2019, and 2018

	2020	2019	2018
Capital and surplus, beginning of year	$544,295,023	$505,225,949	$430,624,340

Net income	130,105,628	90,279,766	98,888,820
Change in net unrealized capital gains, net of tax (expense) benefit of $(1,042,306), $(517,132), and $40,364 for 2020, 2019 and 2018, respectively	13,818,084	7,466,637	8,814,035
Change in net deferred tax assets	(3,694,296)	10,740,955	(3,533,775)
Change in nonadmitted assets	(9,924,284)	(11,040,546)	10,497,598
Change in asset valuation reserve	(90,000,000)	2,490,485	(4,822,912)
Dividends paid to stockholder	1,097,663	(60,000,000)	(35,000,000)
Change in liability for reinsurance in unauthorized companies	(247,564)	(438,425)	22,981
Other changes	46,360,443	(429,798)	(265,138)

Net change in capital and surplus	87,515,674	39,069,074	74,601,609

Capital and surplus, end of year	$631,810,697	$544,295,023	$505,225,949

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2020, 2019, and 2018

	2020	2019	2018
Premiums and annuity considerations, net of reinsurance	$1,219,955,245	$1,131,351,981	$1,091,465,791
Allowances and reserve adjustments on reinsurance ceded	(2,196,295)	(10,512,331)	(5,957,867)
Investment income received	179,615,969	179,977,287	182,510,343
Other income	60,719,250	54,492,425	49,891,286
Life and accident and health claims paid	(421,632,215)	(435,539,514)	(390,836,382)
Surrender benefits and other fund withdrawals paid	(184,029,923)	(184,922,205)	(131,850,901)
Other benefits to policyholders paid	(27,871,613)	(27,087,029)	(83,588,529)
Commissions and other expenses paid	(423,464,644)	(439,633,273)	(454,077,905)
Federal income taxes paid	(44,804,373)	(27,649,958)	(9,602,014)
Dividends paid to policyholders	(1,068,294)	(953,445)	(884,406)

Net cash from operations	355,223,107	239,523,938	247,069,416

Proceeds from investments sold, matured, or repaid:
Bonds	1,406,341,435	1,446,951,582	492,427,928
Stocks	8,412,975	1,308,755	1,553,668
Mortgage loans	50,969,334	41,085,883	69,461,272
Other	1,842,510	28,750,000	265,306

Total investment proceeds	1,467,566,254	1,518,096,220	563,708,174

Cost of investments acquired:
Bonds	(1,452,433,728)	(1,654,975,728)	(567,992,125)
Stocks	—	(13,435,846)	—
Mortgage loans	(111,611,678)	(107,350,000)	(73,442,830)
Other	(169,235,338)	(13,117,507)	(18,175,686)

Total investments acquired	(1,733,280,744)	(1,788,879,081)	(659,610,641)

Net change in policy loans and loans on fund deposits	2,682,979	228,055	(1,408,951)

Net cash from investing	(263,031,511)	(270,554,806)	(97,311,418)

Other cash provided	26,997,101	63,006,680	36,178,981
Dividends paid to stockholder	(90,000,000)	(60,000,000)	(35,000,000)
Other cash applied	(65,264,449)	(19,681,973)	(55,852,809)

Net cash used in financing and miscellaneous sources	(128,267,348)	(16,675,293)	(54,673,828)

Net change in cash and short-term investments	(36,075,752)	(47,706,161)	95,084,170

Cash and short-term investments, beginning of year	289,209,412	336,915,573	241,831,403

Cash and short-term investments, end of year	$253,133,660	$289,209,412	$336,915,573

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(1)	Significant Accounting Policies

(a) Business

American Fidelity Assurance Company (AFA or the Company) provides a variety of financial services. AFA is a wholly owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. AFA is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments.

AFA is licensed in 49 states, as well as the District of Columbia, American Samoa, Puerto Rico, and Guam, with approximately 41% of direct premiums written in Oklahoma, Texas, and California. Activities of AFA are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of AFA’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: the Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The Life Division was formed upon the acquisition of a block of life business in 2000. This division is marketing individual life products through independent brokers in the United States of America and Latin America.

These statutory financial statements were prepared for the purpose of filing with the various state insurance departments.

(b) Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP). Certain amounts in prior year have been reclassified to conform to the current year presentation. Effective January 1, 2001, the National Association of Insurance Commissioners (NAIC) and the Oklahoma Insurance Department required that insurance companies domiciled in the state of Oklahoma prepare their statutory basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual Statements of Statutory Accounting Principles (SSAP) subject to any deviations prescribed or permitted by the Insurance Commissioner of the state of Oklahoma (the Commissioner). There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There have been no permitted practices granted to the Company for 2020, 2019, and 2018 by the Oklahoma Insurance Department.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

SSAP differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The principal SSAP that differ from GAAP include the following:

•	The financial statements of subsidiaries are not consolidated and are accounted for as investments in common stock.

•

Investments in bonds and preferred stocks are carried amortized cost, cost, or the lower of cost or fair value; under GAAP, investments in bonds and preferred stock, other than those classified as held-to-maturity, are carried at fair value.

•

Certain assets (principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days) have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Under GAAP, such amounts are carried at amortized cost.

•

Aggregate reserves for life, annuities, and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that were appropriate at the time the policies were issued or acquired, or (ii) the account value for certain contracts without significant life contingencies.

•

The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

•

Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP and the change in deferred taxes is reported as a direct charge to surplus.

•

The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company, and is charged to statutory surplus. No such reserve is required under GAAP.

•

Policy acquisition costs are expensed as incurred, while under GAAP, successful acquisition costs are deferred and recognized over either (1) the expected premium-paying period or (2) the estimated life of the contract.

•	Reserves are reported net of ceded reinsurance; under GAAP, reserves are reported gross with a corresponding reinsurance receivable.

•

A 100% provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

All leases are accounted for as operating leases, and rental payments under these leases are charged to expense when incurred. Under GAAP, leases are classified as either capital or operating according to the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 840, Leases.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

•

The statements of operations are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue, but as deposits.

•

Revenues for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•

The statements of cash flow differ in certain respects from the presentation required under GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	A statement of comprehensive income is not required for SSAP reporting.

•

Investment in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus; under U.S. GAAP, subsidiaries are consolidated, and results of operations are included in net income.

(c) Use of Estimates

The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, Annual Statement Instructions, and NAIC Manual requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. The Company adjusts such estimates and assumptions when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in the period in which they occur. Principal estimates that could change in the future are the fair value of investments, whether a security is other-than-temporarily impaired, and the actuarial assumptions used in establishing policy liabilities.

(d) Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies

The statutory financial statements include the Company’s investment in its wholly owned subsidiaries. Intercompany accounts and transactions have not been eliminated in the statutory financial statements. The Company’s wholly and majority-owned subsidiaries at December 31, 2020 and 2019 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates, and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets and the related adjustments are reported as unrealized capital gains or losses in surplus.

(e) Investments

The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short-term investments.

Investments are carried in accordance with rules established by the NAIC. Bonds are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their cost or fair market value. Preferred stocks are carried at the lower of cost or fair value since there is no premium or discount. Common stocks are carried at fair value. Policy loans are stated at their aggregate unpaid balances. Mortgage loans on real estate are stated at their aggregate unpaid balances. Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2020 and 2019 were approximately $28,653,000 and $30,098,000, respectively. The promissory note bears interest at 4.32% and is due in monthly installments of approximately $103,000 (including interest) to 2022. Property occupied by the Company is carried at cost, less accumulated depreciation.

Realized gains or losses are determined on the specific identification basis. Unrealized gains and losses on common stocks of affiliates and nonaffiliates are accounted for as direct increases or decreases in surplus.

Because the Company’s primary business is in the insurance industry, the Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentrations of credit risk in its investments.

The Company generally does not invest in any low investment-grade high-yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the credit worthiness of the mortgagees and/or tenants and independent appraisals.

The maximum and minimum lending rates for mortgage loans originated during 2020 were 4.10% and 3.00%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2019 were 5.00% and 3.50%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2018 were 5.06% and 4.17%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2020, 2019, and 2018. During 2020, 2019, and 2018, the Company did not reduce interest rates on any outstanding mortgage loans. The Company held no mortgages with interest more than 180 days past due or impaired mortgage loans.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

For loan-backed securities, the Company has elected to use the carrying value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. In 2020, 2019, and 2018, the Company had no changes from the retrospective to prospective methodology due to negative yield on specific securities. Prepayment assumptions for single class and multiclass mortgage-backed/asset-backed securities were obtained from broker-dealer survey values or internal estimates.

The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other-than-temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published market values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected rather than fair value unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost. For the years ended December 31, 2020 and 2019, the Company recorded no OTTI. For the year ended December 31, 2018, the Company recorded approximately $1,926,000 of OTTI. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions. In addition, regulatory agencies periodically review investment valuation as an integral part of their examination process. Such agencies may require the Company to recognize adjustments based upon available information and judgments of the regulatory examiners at the time of their examination.

(f) Equipment

Equipment consists of electronic data processing equipment and is stated at cost less accumulated depreciation. Equipment is depreciated on a straight-line basis using estimated lives of five to ten years. Additions, renewals, and betterments are capitalized. Expenditures for software, maintenance, and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated, and any related gain or loss is included in income.

(g) Company-Owned Life Insurance

The Company is the owner of three single premium insurance policies and one group variable life insurance policy for certain current executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, were purchased in 2018, 2014 and in 2010. The policies are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $70,993,000 and $69,226,000 as of December 31, 2020 and 2019, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $185,356,000 and $185,841,000 as of December 31, 2020 and 2019, respectively.

(h) Premiums

Life premiums are recognized as revenue when the policy is written and on each anniversary date thereafter. Accident and health premiums are recognized when due from the policyholder. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2020, 2019, and 2018 that were subject to retrospective rating features were approximately $302,000, $190,000, and $190,000, respectively, which represented approximately 0.06%, 0.04%, and 0.05% of net premiums written for group health and group life products in 2020, 2019, and 2018, respectively. No other net premiums written by the Company were subject to retrospective rating features.

(i) Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the statements of admitted assets, liabilities, and capital and surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.

(j) Income Taxes

Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and its current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the statutory statements of operations.

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.

(k) Policy Liabilities

Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, deferred and payout annuity policies, and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables, and are established with interest rate assumptions ranging from 2.0% to 6.0%. Deferred and payout annuity insurance reserves are principally based on the 1983a, Annuity 2020, and 2012 IAR mortality tables and are established with interest rate assumptions ranging from 1.7% to 8.8%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular less actual reserves released, and the tabular cost have been determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

Policy and contract claims reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.

Liability for premiums and other deposit funds include reserves for payout annuities without life contingencies and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 1.0% to 8.3%.

The Company waives deduction of deferred fractional premiums upon death of the insured, and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.

Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age.

Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one-half of the extra premium charge for the year.

The Company had approximately $1,028,938,000 and $1,151,998,000 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma at December 31, 2020 and 2019, respectively.

The Company had approximately $31,277,000 and $32,904,000 as of December 31, 2020 and 2019, respectively, of annuity actuarial reserves and deposit liabilities that were subject to discretionary withdrawal at book value less current surrender charge of 5% or more. As of December 31, 2020 and 2019, the Company has approximately $1,151,436,000 and $970,926,000, respectively, of annuity actuarial reserves and deposit liabilities that were subject to discretionary withdrawal at market value where the withdrawal of the funds is payable at the current market value of the assets supporting the liabilities. Annuity reserves and deposit liabilities that were subject to discretionary withdrawal at book value without adjustment were approximately $2,083,870,000 and $1,976,689,000 as of December 31, 2020 and 2019, respectively. There were approximately $41,860,000 and $44,033,000 of annuity reserves and deposit liabilities that are not subject to discretionary withdrawal at December 31, 2020 and 2019, respectively. At December 31, 2020 and 2019, the total gross annuity actuarial reserves and deposit liabilities were approximately $3,308,443,000 and $3,024,553,000, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $3,303,411,000 and $3,019,535,000, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $5,032,000 and $5,018,000 as of December 31, 2020 and 2019, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(l) Capital and Surplus

Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout, which may be made without prior approval in 2020, is approximately $130,062,000.

The Oklahoma Insurance Department has adopted Risk-Based Capital (RBC) requirements for life insurance companies. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk, and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action at December 31, 2020 and 2019.

(m) Separate Accounts

The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A was formerly known as American Fidelity Variable Annuity Fund A, and operated as an open-end diversified management investment company from 1968 to 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account, and it transferred its investment portfolio to the American Fidelity Dual Strategy Fund, Inc. (the Fund), an open-end investment company sponsored by AFA, in exchange for shares of the Fund.

On November 25, 2014, Account A’s investment in the Fund was substituted with the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at market value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2020, 2019, and 2018, the amount of premiums, considerations, or deposits for the year was approximately $88,832,000, $83,930,000, and $75,231,000, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(2)	Nonadmitted Assets

Assets in the statutory statements of admitted assets, liabilities, and capital and surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the statutory statements of admitted assets, liabilities, and capital and surplus by a charge to surplus. Nonadmitted assets as of December 31 are as follows:

	2020	2019
Prepaids, deposits, and other receivables	$12,476,090	11,815,226
Amounts receivable from reinsurers	2,503,576	1,420,225
Agents’ balances	25,915	23,960
Deferred tax asset	34,084,830	29,993,314
Leasehold improvements	16,404,244	18,547,634

	$65,494,655	61,800,359

(3)	Fair Value of Financial Instruments

A summary of the Company’s financial instruments and the fair value estimates, methods, and assumptions is set forth below:

		Estimated fair value as of December 31, 2020
	Carrying value/cost	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and short-term investments	$253,133,660	253,133,660	—	—	253,133,660
Bonds	4,469,822,457	525,937	5,003,111,787	24,593,674	5,028,231,398
Common stock	26,453,315	24,759,243	1,694,072	—	26,453,315
Preferred stock	9,295,646	6,022,440	5,761,696	—	11,784,136
Mortgage loans on real estate	611,162,513	—	—	656,576,775	656,576,775
Financial liabilities:
Certain policy liabilities	2,130,445,996	—	—	2,132,427,153	2,132,427,153
Borrowed money	497,463,596	—	525,877,684	—	525,877,684

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

		Estimated fair value as of December 31, 2019
	Carrying value/cost	Level 1	Level 2	Level 3	Total
Financial assets:
Cash and short-term investments	$289,209,412	289,209,412	—	—	289,209,412
Bonds	4,374,405,435	503,204	4,062,644,812	589,215,260	4,652,363,276
Common stock	25,076,928	23,608,488	1,468,440	—	25,076,928
Preferred stock	17,647,066	14,692,978	—	4,762,660	19,455,638
Mortgage loans on real estate	550,520,170	—	—	569,102,537	569,102,537
Financial liabilities:
Certain policy liabilities	2,026,548,359	—	—	2,027,871,376	2,027,871,376
Borrowed money	497,645,003	—	509,022,658	—	509,022,658

(a) Cash and Short-Term Investments

The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

(b) Bonds, Common Stocks and Preferred Stocks

For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed maturity debt and equity securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.

The fair value of equity securities investments of the Company is based on quotations from independent pricing services, bid prices published in financial newspapers, or bid quotations received from securities dealers.

(c) Mortgage Loans on Real Estate

Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 4.25% and 4.44% for December 31, 2020 and 2019, respectively. The fair value of mortgage loans was calculated by discounting scheduled cash flows to maturity using estimated market discount rates of 3.05% and 3.93% for December 31, 2020 and 2019, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information. The fair value of certain residential loans is based on the approximate fair value of the underlying real estate securing the mortgages.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(d) Policy Loans

Policy loans have average interest yields of 5.62% and 5.27% as of December 31, 2020, and 2019, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

(e) Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current US Treasury spot rates.

	2020		2019
	Carrying value/cost	Estimated fair value	Carrying value/cost	Estimated fair value
Aggregate reserves for life policies and contracts	$2,109,466,026	2,108,346,493	2,003,856,743	2,002,797,723
Annuities	20,979,970	24,080,660	22,691,616	25,073,653

(f) Borrowed Money

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/Swap curve.

(g) Limitations

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These fair value estimates do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they reflect income taxes on differences between fair value and tax basis of the assets. Because no established exchange exists for some of the Company’s financial instruments, fair value estimates are based on judgments regarding future expected loss experience, current economic conditions, risk characteristics of various financial instruments, and other factors. These fair value estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the fair value estimates.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(h) Fair Value Hierarchy

The following are the levels of hierarchy and a description of the type of valuation inputs that are used to establish each level:

Level 1 inputs are quoted in active markets for identical securities.

Level 2 inputs are other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 inputs are significant unobservable inputs (including the Company’s own assumptions used to determine the fair value of investments).

Assets that are recorded at fair value are categorized into a three-level fair value hierarchy as required by SSAP No. 100, Fair Value Measurements. The balances of these assets as of December 31, 2020 are as follows:

	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	2,296,966	—	2,296,966
Common stock – unaffiliated	24,759,244	136,512	—	24,895,756
Common stock – affiliated	—	1,557,559	—	1,557,559

Total assets at fair value	$24,759,244	3,991,037	—	28,750,281

Assets that are recorded at fair value are categorized into a three-level fair value hierarchy as required by SSAP No. 100, Fair Value Measurements. The balances of these assets as of December 31, 2019 are as follows:

	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	2,637,828	—	2,637,828
Common stock – unaffiliated	23,608,488	132,532	—	23,741,020
Common stock – affiliated	—	1,335,908	—	1,335,908

Total assets at fair value	$23,608,488	4,106,268	—	27,714,756

There were no securities with unobservable inputs (Level 3) at December 31, 2020 or 2019.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(4)	Investments

Investment income for the years ended December 31 is summarized below:

	2020	2019	2018
Interest on bonds	$172,870,693	181,983,049	180,346,598
Dividends on preferred and common stocks	886,456	822,142	314,170
Interest on mortgage loans	27,861,111	23,788,064	24,558,391
Investment real estate income	8,307,443	7,436,798	8,459,581
Interest on policy loans	3,099,258	2,981,784	3,305,649
Interest on cash and short-term investments and other	5,077,609	3,177,238	1,372,076

	218,102,570	220,189,075	218,356,465
Less investment expenses	39,848,529	39,359,896	33,396,562

Net investment income	$178,254,041	180,829,179	184,959,903

Realized gains for the years ended December 31 consisted of the following:

	2020	2019	2018
Bonds	$46,953,885	46,301,716	(4,547,506)
OTTI	—	—	(1,926,441)

Realized gains (losses) on bonds	46,953,885	46,301,716	(6,473,947)

Preferred stocks of nonaffiliates	61,330	—	—

Common stocks of nonaffiliates	(10)	677,265	752,169
Real estate	—	—	(820,296)
Other capital loss	(220,362)	282,131	(370,647)

Total realized gains (losses) before federal income taxes and IMR transfers	46,794,843	47,261,112	(6,912,721)

Federal income tax expense	9,831,862	9,599,983	(9,142,363)

Less IMR transfers	36,919,740	37,515,252	(4,218,990)

Net realized gains	$43,241	145,877	6,448,632

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The carrying value and estimated fair value of bonds, preferred stock, and common stock at December 31 are as follows:

	2020
	Carrying value/ cost	Gross unrealized gains	Gross unrealized losses	Estimated Fair value
U.S. Treasury securities	$526,419	—	(481)	525,938
U.S. government agency obligations	1,557,437	146,499	—	1,703,936
Special revenue	131,242,078	16,089,991	(771,606)	146,560,463
States and territories	887,065,787	85,293,409	(1,200)	972,357,996
Foreign government	21,005,872	1,554,805	—	22,560,677
Corporate bonds	2,499,434,155	398,599,837	(8,065,932)	2,889,968,060
Loan-backed securities	928,990,709	66,476,244	(912,625)	994,554,328

Total bonds	4,469,822,457	568,160,785	(9,751,844)	5,028,231,398

Preferred stocks	9,295,646	2,488,490	—	11,784,136
Common stocks - unaffiliated	11,949,640	12,946,116	—	24,895,756
Common stocks - affiliated	103,902	1,453,657	—	1,557,559

Total stocks	21,349,188	16,888,263	—	38,237,451

Total	$4,491,171,645	585,049,048	(9,751,844)	5,066,468,849

	2019
	Carrying value/ cost	Gross unrealized gains	Gross unrealized losses	Estimated Fair value
U.S. Treasury securities	$499,678	3,525	—	503,203
U.S. government agency obligations	2,028,476	153,020	—	2,181,496
Special revenue	374,675,018	11,394,517	(5,170,803)	380,898,732
States and territories	694,369,970	38,085,400	(752,290)	731,703,080
Foreign government	28,084,114	1,817,741	—	29,901,855
Corporate bonds	2,345,239,114	205,672,165	(5,379,808)	2,545,531,471
Loan-backed securities	929,509,065	36,700,464	(4,566,090)	961,643,439

Total bonds	4,374,405,435	293,826,832	(15,868,991)	4,652,363,276

Preferred stocks	17,647,066	1,816,972	(8,400)	19,455,638
Common stocks - unaffiliated	11,949,875	11,791,145	—	23,741,020
Common stocks - affiliated	103,902	1,232,006	—	1,335,908

Total stocks	29,700,843	14,840,123	(8,400)	44,532,566

Total	$4,404,106,278	308,666,955	(15,877,391)	4,696,895,842

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The NAIC fair value of total bonds is approximately $5,929,000 less and $1,975,000 more than the estimated fair value in the tables above at December 31, 2020 and 2019, respectively.

The carrying value and estimated fair value of investments in bonds at December 31, 2020, by expected maturity, are shown below. Scheduled contractual maturities may differ from expected maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying value/Cost	Estimated Fair value
Due in one year or less	$58,929,955	59,169,353
Due after one year through five years	298,474,250	330,151,214
Due after five years through ten years	1,076,275,005	1,204,573,176
Due after ten years	2,107,152,538	2,439,783,327
Loan-backed securities	928,990,709	994,554,328

	$4,469,822,457	5,028,231,398

Proceeds from sales of bonds during 2020, 2019, and 2018 were approximately $793,418,000, $1,011,922,000, and $238,736,000, respectively. Gross realized gains of approximately $46,111,000, $43,990,000, and $6,125,000, and gross realized losses of approximately $3,122,000, $5,752,000, and $14,841,000, respectively, were realized on those sales. The Company realized net gains of approximately $3,965,000, $7,009,000, and $4,168,000 on bonds that were called or prepaid in 2020, 2019, and 2018, respectively. There were no bonds transferred in 2020 or 2018. The Company realized a gain of $1,055,000 on bonds transferred in 2019.

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2020 were as follows:

	Less than 12 months		12 months or longer		Total
	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses	Estimated Fair value	Unrealized losses
U.S. Treasury securities	$525,938	(481)	—	—	525,938	(481)
Special revenue	28,790,022	(771,606)	—	—	28,790,022	(771,606)
States and territories	2,498,800	(1,200)	—	—	2,498,800	(1,200)
Corporate bonds	116,867,283	(7,162,742)	4,087,250	(903,190)	120,954,533	(8,065,932)
Loan-backed securities	86,145,083	(499,324)	40,378,038	(413,301)	126,523,121	(912,625)

Total	$234,827,126	(8,435,353)	44,465,288	(1,316,491)	279,292,414	(9,751,844)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2019 were as follows:

	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
Special revenue	$167,185,164	(3,295,134)	42,847,423	(1,875,669)	210,032,587	(5,170,803)
States and territories	66,270,841	(752,290)	—	—	66,270,841	(752,290)
Corporate bonds	341,086,783	(4,837,790)	11,189,482	(542,018)	352,276,265	(5,379,808)
Loan-backed securities	161,929,694	(2,483,933)	59,834,984	(2,082,157)	221,764,678	(4,566,090)

Total	$736,472,482	(11,369,147)	113,871,889	(4,499,844)	850,344,371	(15,868,991)

The investments included in states and territories are high-grade investment quality and have unrealized losses due to an increase in interest rates since acquisition. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. As the decline in fair value is attributable to changes in interest rates and not credit quality, the Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations, which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature and because the Company has the ability to hold these investments to maturity and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to interest rate fluctuations, the current market and economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in loan-backed securities are comprised of U.S. government-sponsored agency mortgage-backed securities for which the U.S. government is not directly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that affect the mortgage-backed sector. The credit quality of some mortgage-backed bonds has declined due to the larger number of home defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

At December 31, 2020 and 2019, investments with carrying values of approximately $3,037,000 and $3,013,000, respectively, were on deposit with state insurance departments as required by statute.

The Company has no direct exposure to subprime mortgage loans. An extensive pre-purchase analysis is performed on every loan-backed security. By purchasing only agency mortgage-backed securities and AAA collateralized mortgage-backed whole loan securities, direct exposure to sub-prime mortgages is virtually eliminated. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage-backed sector. The credit qualities on some mortgage-backed bonds have begun to decline due to the large number of home mortgage defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and only due slightly to a lessening of credit, the Company believes most contractual cash flows will be received.

There were no loan-backed securities that recognized OTTI in 2020 and there were no securities where the present value of cash flows expected to be collected are less than amortized cost basis.

(5)	Separate Accounts

The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2020, and 2019, the Company Separate Account statement included legally insulated assets of approximately $1,163,052,000 and $980,712,000, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Company does not have a securities lending program.

The assets of these accounts are carried at fair market value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

	2020	2019	2018
1. Premiums, considerations, or deposits for year ended December 31	$88,832,478	83,929,810	75,230,630
2. Reserves at December 31:
For accounts with assets at:
a. Fair market value	$1,163,052,255	980,712,323	754,806,790
b. Amortized cost	—	—	—

c. Total reserves	$1,163,052,255	980,712,323	754,806,790

3. By withdrawal characteristics:
a. Subject to discretionary withdrawal	$—	—	—
b. With market value adjustment	—	—	—
c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—
d. At fair market value	1,163,052,255	980,712,323	754,806,790
e. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—

f. Subtotal	1,163,052,255	980,712,323	754,806,790
g. Not subject to discretionary withdrawal	—	—	—

h. Total	$1,163,052,255	980,712,323	754,806,790

4. Reserves for asset default risk in lieu of AVR	$—	—	—

Reconciliation of net transfers to or (from) Separate Accounts.

	2020	2019	2018
1. Transfers as reported in the summary of operations of the separate accounts statements:
a. Transfers to separate accounts	$88,832,478	83,929,810	75,230,630
b. Transfers from separate accounts	63,490,220	59,617,687	50,870,488

c. Net transfers to or (from) separate accounts (a) – (b)	25,342,258	24,312,123	24,360,142

2. Reconciling adjustments:
a Plus change in expense allowance and administration	(1,600,808)	(2,439,214)	(262,768)
3. AFA net transfer to the separate accounts (fn1)

a. (1c) + (2)	$23,741,450	21,872,909	24,097,374

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(6)	Liability for Accident and Health Reserves

Accident and health reserve activity for the years ended December 31, 2020, 2019 and 2018 was as follows:

	2020	2019	2018
Liability beginning of year, net of reinsurance	$562,366,166	516,987,838	491,139,445
Incurred related to:
Current year	429,491,049	466,929,542	418,088,762
Prior years	(54,279,775)	(22,280,175)	(30,974,899)

Total incurred	375,211,274	444,649,367	387,113,863

Paid related to:
Current year	204,643,842	236,989,122	215,689,348
Prior years	173,059,824	162,281,917	145,576,122

Total paid	377,703,666	399,271,039	361,265,470

Liability end of year, net of reinsurance	$559,873,774	562,366,166	516,987,838

Reinsurance recoverable on paid losses was approximately $52,000, $54,000, and $66,000 at December 31, 2020, 2019, and 2018, respectively.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $54,280,000 in 2020 from the prior year estimate. This decrease overall includes better than expected experience of approximately $50,597,000 for group medical and disability and approximately $3,683,000 for individual A&H business.

The provision for A&H benefits pertaining to prior years decreased approximately $22,280,000 in 2019 from the prior year estimate. This decrease overall includes better than expected experience of approximately $25,567,000 for group medical and disability and worse than expected experience of approximately $3,287,000 for individual A&H business. The increase for individual A&H, primary cancer, is due to a lengthening of the tail in the claim runoff.

The provision for A&H benefits pertaining to prior years decreased approximately $30,975,000 in 2018 from the prior year estimate. This decrease overall includes better than expected experience of approximately $31,332,000 for group medical and disability and worse than expected experience of approximately $357,000 for individual A&H business. The increase for individual A&H, primary cancer, is due to a reserve increase due to a lengthening of the tail in the claim runoff and a one-time back payment on older diagnostic claims.

The Company paid approximately $500,000, $2,619,000, and $259,000 in 2020, 2019, and 2018, respectively, to settle claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(7)	Borrowed Money

AFA has borrowed approximately $496,500,000 and $496,500,000 on the line of credit with the Federal Home Loan Bank of Topeka (FHLB) at December 31, 2020 and 2019, respectively. The line of credit is secured by investment securities and cash pledged as collateral by AFA with a carrying amount of approximately $479,774,000 and $517,000,000 at December 31, 2020 and 2019, respectively, which exceeds the collateral required for this line of credit. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, AFA has acquired 244,279 shares of FHLB common stock with a total carrying value of approximately $24,428,000 and $23,146,600 at December 31, 2020 and 2019, respectively.

FHLB Capital Stock

	2020
	General account	Separate accounts	Total
Membership stock – class A	$2,244,200	—	2,244,200
Activity stock	21,842,500	—	21,842,500
Excess stock	341,200	—	341,200

Total	$24,427,900	—	24,427,900

Actual or estimate borrowing capacity as determined by the insurer $ 543,159,105

	2019
	General account	Separate accounts	Total
Membership stock – class A	$834,000	—	834,000
Activity stock	21,842,500	—	21,842,500
Excess stock	469,500	—	469,500

Total	$23,146,000	—	23,146,000

Actual or estimate borrowing capacity as determined by the insurer $ 521,934,270

FHLB Membership Stock (Class A and B) Eligible for Redemption

	Current	Not eligible	Less than	6 months
	year total	for redemption	6 months	to 1 year	1 to 3 years	3 to 5 years
Class A	$2,244,200	500,000	1,744,200	—	—	—
Class B	—	—	—	—	—	—

FHLB Borrowings

FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on many of these lines of credit on the dates listed in the following table. At any time after FHLB exercises its conversion option, the Company may prepay the advance in full or in part without a fee.

The Company has no unused lines of credit as of December 31, 2020 or 2019.

AFA had no structured note borrowings as of December 31, 2020 and 2019.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

Information regarding the terms of the funds borrowed from FHLB are as follows:

	Interest rate subject to
Interest	conversion to	Date	Maturity	Balance at December 31
rate	adjustable rate	issued	date	2020	2019
3.27	—	02/08/10	02/10/20	—	10,000,000
3.63	—	03/25/10	03/25/22	10,000,000	10,000,000
3.71	—	03/25/10	03/25/20	—	10,000,000
3.44	—	03/25/10	03/25/20	—	10,000,000
3.50	—	03/25/10	03/25/21	10,000,000	10,000,000
3.77	—	04/13/10	04/13/22	15,000,000	15,000,000
4.19	—	05/07/10	05/07/20	—	10,000,000
2.57	—	03/27/12	03/26/21	12,500,000	12,500,000
2.08	—	11/19/13	11/20/23	10,000,000	10,000,000
3.11	—	05/23/14	05/23/24	15,000,000	15,000,000
2.30	—	04/28/15	04/28/23	5,000,000	5,000,000
2.59	—	05/20/15	05/19/23	5,000,000	5,000,000
2.74	—	05/21/15	05/21/24	25,000,000	25,000,000
2.06	—	08/10/15	08/08/25	20,000,000	20,000,000
2.09	—	01/13/16	01/13/22	5,000,000	5,000,000
2.26	—	01/13/16	1/13/23	10,000,000	10,000,000
2.28	—	01/13/16	01/13/26	10,000,000	10,000,000
2.07	—	05/06/16	05/06/26	10,000,000	10,000,000
2.59	—	11/21/16	11/23/26	10,000,000	10,000,000
2.96	—	03/13/17	03/13/25	10,000,000	10,000,000
2.60	—	04/20/17	04/18/25	15,000,000	15,000,000
1.88	—	05/19/17	05/19/27	25,000,000	25,000,000
2.89	—	05/22/17	05/21/27	10,000,000	10,000,000
2.64	—	05/22/17	05/22/25	5,000,000	5,000,000
2.52	—	12/04/17	12/04/23	25,000,000	25,000,000
2.96	—	01/29/18	01/29/25	10,000,000	10,000,000
3.08	—	02/01/18	01/30/26	15,000,000	15,000,000
3.24	—	02/05/18	02/05/27	6,500,000	6,500,000
3.30	—	03/07/18	03/05/27	25,000,000	25,000,000
3.28	—	03/12/18	03/12/26	10,000,000	10,000,000
2.76	—	04/23/18	04/24/28	5,000,000	5,000,000
3.02	—	04/30/18	04/30/21	5,000,000	5,000,000
2.99	—	06/01/18	06/01/21	15,000,000	15,000,000

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

	Interest rate subject to
Interest	conversion to	Date	Maturity	Balance at December 31
rate	adjustable rate	issued	date	2020	2019
2.78	—	07/30/18	07/31/28	7,500,000	7,500,000
2.93	—	07/30/18	07/31/28	7,500,000	7,500,000
2.84	—	03/12/19	03/12/24	12,500,000	12,500,000
1.90	—	05/30/19	05/29/20	—	10,000,000
2.05	—	07/30/19	07/30/20	—	10,000,000
1.90	—	08/30/19	08/28/20	—	20,000,000
1.90	—	09/06/19	09/04/20	—	10,000,000
1.88	—	11/19/19	11/19/20	—	25,000,000
1.72	—	02/10/20	08/10/22	10,000,000	—
0.80	—	03/25/20	03/25/21	10,000,000	—
1.19	—	03/25/20	03/25/22	10,000,000	—
1.43	—	03/25/20	03/24/23	10,000,000	—
0.58	—	05/07/20	11/05/21	10,000,000	—
0.42	—	08/28/20	01/28/21	20,000,000	—
0.45	—	09/28/20	09/28/21	10,000,000	—
0.34	—	10/27/20	04/27/21	10,000,000	—
0.31	—	11/19/20	08/19/21	15,000,000	—
0.41	—	11/19/20	11/22/22	10,000,000	—

				$496,500,000	496,500,000
			Accrued Interest	963,596	1,145,003

			Total	$497,463,596	497,645,003

Interest paid in 2020, 2019, and 2018 was approximately $12,214,000, $13,807,000, and $13,774,000, respectively, and is included in investment expenses in net investment income in the accompanying statutory statements of operations.

Scheduled maturities (excluding interest) of the above indebtedness at December 31, 2020 are as follows:

2021	$117,500,000
2022	60,000,000
2023	65,000,000
2024	52,500,000
2025	60,000,000
2026 and thereafter	141,500,000

$496,500,000

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(8)	Income Taxes

The Company’s net deferred tax assets (liabilities) at December 31 and the change from the prior year are comprised of the following components:

	2020			2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$106,562,472	415,908	106,978,380	92,972,084	894,046	93,866,130	13,590,388	(478,138)	13,112,250
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	106,562,472	415,908	106,978,380	92,972,084	894,046	93,866,130	13,590,388	(478,138)	13,112,250
Deferred tax asset nonadmitted	34,084,830	—	34,084,830	29,993,314	—	29,993,314	4,091,516	—	4,091,516

Sub-total net admitted deferred tax assets	72,477,642	415,908	72,893,550	62,978,770	894,046	63,872,816	9,498,872	(478,138)	9,020,734
Deferred tax liabilities	28,362,121	3,538,501	31,900,622	28,977,429	2,586,721	31,564,150	(615,308)	951,780	336,472

Net admitted deferred tax assets (liabilities)	$44,115,521	(3,122,593)	40,992,928	34,001,341	(1,692,675)	32,308,666	10,114,180	(1,429,918)	8,684,262

Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2020 and 2019 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2020 and 2019, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items. As such, there are no statutory valuation allowance adjustments in 2020 or 2019.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The Company’s admission calculation components are as follows:

	2020			2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years years recoverable through loss carrybacks	$—	—	—	—	—	—	—	—	—

(b)   Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation. (The lesser of (b)1 and (b)2 below):

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	40,992,928	—	40,992,928	32,308,666	—	32,308,666	8,684,262	—	8,684,262
2. Adjusted gross deferred tax assets allowed per limitation threshold	—	—	82,449,380	—	—	76,797,954	—	—	5,651,426
Lesser of b(1) or b(2)	40,992,928	—	40,992,928	32,308,666	—	32,308,666	8,684,262	—	8,684,262
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	31,484,714	415,908	31,900,622	30,670,104	894,046	31,564,150	814,610	(478,138)	336,472

(d) Deferred tax assets admitted
Total ((a) + (b) + (c ))	$72,477,642	415,908	72,893,550	62,978,770	894,046	63,872,816	9,498,872	(478,138)	9,020,734

	2020	2019
Ratio percentage used to determine recovery period and threshold limitation amount	578%	736%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b) 2 above	$597,474,440	549,873,977

As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the statutory statements of capital and surplus):

	2020	2019	Change
Gross deferred tax assets	$106,978,380	93,866,130	13,112,250
Gross deferred tax liabililties	31,900,622	31,564,150	336,472

Net deferred tax assets liabillities	75,077,758	62,301,980	12,775,778
Tax effect of unrealized (gains)	(3,272,657)	(2,230,351)	(1,042,306)

Net deferred income taxes	$78,350,415	64,532,331	13,818,084

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The impact of the Company’s tax planning strategies as of December 31 is as follows:

	2020		2019		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross DTAs	$106,562,472	415,908	92,972,084	894,046	13,590,388	(478,138)
Percentage of adjusted gross DTAs attributabe to the impact of tax planning strategies	—%	0.4%	—%	1.0%	—%	(0.6)%

Net admitted adjusted gross DTAs	$72,477,642	415,908	62,978,770	894,046	9,498,872	(478,138)
Percentage of net admitted adjusted gross DTAs attributable to the impact of tax planning strategies	—%	0.6%	—%	1.4%	—%	(0.8)%

None of the Company’s tax-planning strategies include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

As of December 31, current income taxes incurred consist of the following major components:

	2020	2019	Change
Current federal income tax – operations	$42,030,768	26,428,520	15,602,248
Foreign income tax	—	—	—

Subtotal	42,030,768	26,428,520	15,602,248

Current federal income tax on capital gains taxes incurred	9,831,862	9,599,983	231,879

Federal and foreign income taxes incurred	$51,862,630	36,028,503	15,834,127

	2019	2018	Change
Current federal income tax – operations	$26,428,520	7,521,969	18,906,551
Foreign income tax	—	—	—

Subtotal	26,428,520	7,521,969	18,906,551

Current federal income tax on capital gains taxes incurred	9,599,983	(9,142,363)	18,742,346

Federal and foreign income taxes incurred	$36,028,503	(1,620,394)	37,648,897

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

As of December 31, deferred income tax assets and liabilities consist of the following major components:

	2020	2019	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$14,614,859	13,936,983	677,876
Policyholder reserves	17,702,010	17,202,187	499,823
Investments	293,213	—	293,213
Deferred acquisition costs	45,813,803	41,842,231	3,971,572
Fixed assets	3,129,453	3,425,664	(296,211)
Compensation and benefits accrual	9,240,872	8,466,819	774,053
Pension accrual	7,464,708	—	7,464,708
Receivables – nonadmitted	6,838,132	7,152,033	(313,901)
Other	1,465,422	946,167	519,255

Subtotal	106,562,472	92,972,084	13,590,388
Nonadmitted	34,084,830	29,993,314	4,091,516

Admitted ordinary deferred tax assets	72,477,642	62,978,770	9,498,872

Capital:
Investments	$415,908	894,046	(478,138)

Admitted capital deferred tax assets	415,908	894,046	(478,138)

Admitted deferred tax assets	72,893,550	63,872,816	9,020,734

Deferred tax liabilities:
Ordinary:
Investments	—	50,119	(50,119)
Fixed Assets	771,928	441,548	330,380
Deferred and uncollected premium	20,753,695	20,191,530	562,165
Other	6,836,498	8,294,232	(1,457,734)

Subtotal	28,362,121	28,977,429	(615,308)

Capital:
Investments	3,538,501	2,586,721	951,780

Deferred tax liabilities	31,900,622	31,564,150	336,472

Net deferred tax assets	$40,992,928	32,308,666	8,684,262

The following items are included in Other Ordinary Deferred Tax Liabilities:

	2020	2019	Change
Change in reserve method	$6,763,791	8,120,624	(1,356,833)
Other (items < 5% of total ordinary tax liabilities)	72,707	173,608	(100,901)

Total	$6,836,498	8,294,232	(1,457,734)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate of 21% to income before income taxes and net realized capital gains (losses) as follows:

		Effective		Effective		Effective
		2020		2019		2018
	2020	tax rate	2019	tax rate	2018	tax rate
Income before taxes and realized capital gains	$172,093,155	—%	$116,562,409	—%	$99,962,157	—%
Income tax expense at 21% statutory rate for 2020, 2019, and 2018	36,139,562	21.00%	24,478,106	21.00%	20,992,053	21.0%
Increase (decrease) in tax resulting from:
Dividends received deduction	(1,014,901)	-0.6%	(892,301)	-0.7%	(844,403)	-0.7%
Nondeductible expenses for meals and other items	549,160	0.3%	718,929	0.7%	977,116	1.0%
Management fees	(1,257,126)	-0.7%	(1,911,000)	-1.6%	(1,269,030)	-1.3%
Tax credits	(2,034,397)	-1.2%	(2,113,913)	-2.0%	(2,126,320)	-2.2%
Tax-exempt income	(1,767,542)	-1.0%	(703,032)	-0.6%	(105,065)	-0.1%
Tax adjustment for IMR	(2,292,612)	-1.3%	(1,411,179)	-1.1%	(1,243,173)	-1.1%
Deferred tax benefit on nonadmitted assets	313,901	0.2%	(1,154,303)	-1.0%	795,981	0.8%
Timing differences on realized gains and losses	22,377	—%	88,522	—%	4,047,322	3.9%
Prior year return to provision and amended return adjustments	(445,738)	-0.3%	(1,412,264)	-1.2%	(10,168,737)	-10.2%

Total income tax expected	$28,212,684	16.4%	$15,687,565	13.5%	$11,055,744	11.1%

Current income taxes incurred (excludes tax on net realized gains and losses and reserve method changes)	$42,030,768	24.40%	$26,428,520	22.70%	$7,521,969	7.6%
Net change in deferred income taxes (excludes tax on unrealized gains and losses and reserve method changes)	(13,818,084)	-8.0%	(10,740,955)	-9.2%	3,533,775	3.5%

Total income tax reported	$28,212,684	24.40%	$26,428,520	22.70%	$7,521,969	7.6%

As of December 31, 2020, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
December 31, 2020	$—	9,804,540	9,804,540
December 31, 2019	—	9,583,853	9,583,853
December 31, 2018	—	—	—

Capital losses can be carried back three years to the extent that capital gains were generated in the carryback years. The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.

As of December 31, 2020, there were no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return with the following entities:

American Fidelity Corporation	American Fidelity International Holdings, Inc.
American Public Life Insurance Company	AF Apartments, Inc.
American Fidelity Securities, Inc.	Market Place Realty Corporation
InvesTrust	American Fidelity Property Services, LLC
American Fidelity General Agency, Inc.	American Fidelity Community Services, Inc.
AF Professional Employment Group, LLC	Home Rentals Inc.
First Financial Securities of America, Inc.	Apple Creek Apartments, Inc.
American Fidelity Property Company	Alcott HR Group, LLC
American Fidelity Administrative Services, LLC	All In Sports & Entertainment, LLC

The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

As of December 31, 2020, the Company did not owe or pay any Repatriation Transition Tax installments under the Tax Cuts and Jobs Act of 2017.

As of December 31, 2020, the Company has no AMT credit carryforward.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company is no longer subject to U.S. federal income tax examinations for years prior to 2017 and state and local income tax examinations for years prior to 2016 The Company is not currently under examination by any taxing authority.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(9)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the December 31, 2020 or 2019 statutory financial statements. Estimated amounts that reduce the reserves for future policy benefits at December 31, 2020 and 2019 for reinsurance ceded are approximately $1,055,773,000 and $1,085,529,000, respectively. At December 31, 2020 and 2019, amounts that reduced the reserves for future policy benefits of approximately $668,129,000 and $697,228,000, respectively, were associated with one reinsurer (note 14).

At December 31, 2020 and 2019, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:

Group	2020	2019
Hannover Reassurance (Ireland) LTD	$23,395,841	18,472,006
Hannover Life Reassurance Company	6,157,169	3,491,119

Total group	29,553,010	21,963,125

Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. Retention amounts for life insurance range from $250,000 on domestic individual life coverages to $500,000 on group life and Latin American individual life coverages, with slightly lower limits on accidental death benefits. At December 31, 2020 and 2019, the face amounts of life insurance in force that are reinsured amounted to approximately $7,825,346,000 and $7,421,897,000, respectively (approximately 24.2% and 24.3% of total life insurance in force, respectively).

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits, and commission allowances are as follows for the years ended December 31, 2020, 2019, and 2018:

	2020	2019	2018
Reinsurance ceded	$23,395,841	209,700,052	207,564,634
Reinsurance assumed	6,157,169	58,091,200	52,646,255

Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $196,185,000, $195,274,600, and $199,434,000 for the years ended December 31, 2020, 2019, and 2018, respectively.

The Company had no commutation of reinsurance or ceding entities that utilized captive reinsurers to assume reserves subject to the XXX/AXXX Captive Framework in 2020 or 2019.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

The Company had no certified reinsurance rating downgraded or status subject to revocation. Nor did the company have reinsurance of variable annuity contracts/certificates with an affiliate captive reinsurer. There were no reinsurance agreements with affiliated captive reinsurers.

(10)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $40,000,000, $20,019,000, and $56,056,000 to the Plan during the years ended December 31, 2020, 2019, and 2018, respectively. AFC also offers certain postretirement benefits other than the Plan.

On September 12, 2018, the Company made an additional approximately $39,000,000 cash contribution over the required minimum contribution of approximately $17,506,000. This transaction allowed the Company to take advantage of the 14% differential in tax rate (35% vs 21%) by designating all 2018 payments as contributions for the 2017 Plan Year for the Plan and for Federal Income Tax purposes. This designation had to occur and be funded prior to the filing of the 2018 tax return. The additional contribution had a pretax impact of approximately $39,000,000. The tax benefits related to the election on required and additional contributions reduced the expense by approximately $16,038,000 causing a net decrease of approximately $22,962,000.

The Company participates in a defined-contribution thrift and profit sharing plan as provided under Section 401(a) of the Code, which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $10,487,000, $9,809,000, and $8,898,000 to this plan during the years ended December 31, 2020, 2019, and 2018, respectively.

(11)	Leases

The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the statutory statements of admitted assets, liabilities, and capital and surplus as investment real estate. Rental income on these properties is included in the statutory statements of operations as net investment income.

Investment real estate held for lease is as follows at December 31:

	2020	2019
Land and buildings, net of encumbrances	$37,189,228	35,742,883
Less accumulated depreciation	(14,586,477)	(11,969,556)

Net investment real estate	$22,602,751	23,773,327

The Company entered into a lease agreement with 9000 Broadway LLC, a related party, on December 31, 2012, and modified effective January 1, 2014. The balance due will be paid in monthly amounts of approximately $714,000 over the 20-year term of the lease.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(12)	Capital and Surplus

Payment of dividends is restricted by law to available net surplus computed on a statutory basis. In addition, without the prior approval of the Oklahoma Insurance Department, the amount of any dividend during any one year is limited to the greater of (i) 10% of surplus or (ii) net gain from operations for the previous calendar year. An ordinary dividend in the amount of $25,000,000 on February 28, 2020 and $65,000,000 on December 2, 2020 was paid by the Company. In 2019, the Company paid the following ordinary dividends on March 26, 2019, $15,000,000, June 20, 2019, $20,000,000, and December 20, 2019 for $25,000,000. In 2018, the Company paid the following ordinary dividends on May 1, 2018, $11,000,000, June 14, 2018, $11,000,000, and September 26, 2018 for $13,000,000.

(13)	Transactions with Affiliates

As disclosed in footnote 12, the Company paid cash dividends to AFC in the amount of approximately $90,000,000, $60,000,000, and $35,000,000 during 2020, 2019, and 2018, respectively. There were no other transactions with affiliates in amounts, which exceeded one-half of one percent of the total admitted assets of the Company.

At December 31, 2020 and 2019, the Company reported approximately $4,211,000 and $6,514,000, respectively, as amounts due from AFC.

The Company leases office space from a subsidiary of AFC. The rent payments associated with this lease were approximately $11,448,000, $10,107,000 and $9,593,000 in 2020, 2019, and 2018, respectively.

The Company incurred and paid costs throughout 2020 for an internal systems development project. These amounts relate primarily to costs incurred by the parent related to software and are settled within the terms of the cost sharing agreements. Costs are reimbursable as of January 1, 2021 and are to be repaid to AFC in semi-annual installments over 3.5 years. At December 31, 2020, 2019, and 2018, the amount related to this project is approximately $6,304,000, $18,027,000, and $ 10,943,027, respectively. The Company reported approximately $1,702,000, $5,432,000, and $ 6,246,000 as amounts due to the parent company for 2020 and 2019, respectively.

The Company leases automobiles, furniture, and equipment from a partnership that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2020, 2019, and 2018, payments under these leases were approximately $12,252,000, $12,209,000, and $12,366,000, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no markup. During the years ended December 31, 2020, 2019, and 2018, the Company paid management fees to AFC totaling approximately $13,218,000, $11,268,000, and $14,494,000, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, AFA provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL). During the years ended December 31, 2020, 2019, and 2018, AFIBL paid management fees to AFA of approximately $3,078,000, $3,078,000, and $2,103,000 respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

Under a service agreement approved by the Oklahoma Insurance Department, AFA provides certain services to American Public Life Insurance Company (APL). During the years ended December 31, 2020, 2019, and 2018, APL paid management fees to AFA of approximately $1,750,000, $1,500,000, and $1,500,000, respectively.

During the years ended December 31, 2020, 2019, and 2018, the Company paid investment advisory fees to a partnership that owns a controlling interest in AFC totaling approximately $17,368,000, $15,341,000, and $10,822,000, respectively.

(14)	Commitments and Contingencies

Rent expense for the years ended December 31, 2020, 2019, and 2018 was approximately $28,292,000, $26,464,000, and $25,583,000 respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2020 under noncancelable long-term leases for office space are as follows:

2021	$10,502,000
2022	9,400,000
2023	8,874,000
2024	8,568,000
2025	8,568,000
2026 and thereafter	101,392,000

The Company has outstanding mortgage loan commitments of approximately $39,175,000 and $40,825,000 at December 31, 2020 and 2019, respectively.

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2020, and 2019, liabilities for guaranty association assessments totaled approximately $1,816,000 and $1,691,000, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2020 and 2019.

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(15)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $659,562,000 and $691,754,000 to HLR and maintaining a funds withheld liability at December 31, 2020 and 2019, respectively.

Under the terms of the agreement with the receiver, the Company guaranteed the amount of premiums charged under the assumed “Extra-Life” contracts would not increase during the 17-year period beginning December 31, 2000 and would only increase thereafter if certain conditions were met. Since 2018, the Company has demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the company has implemented rate increases every year since then. The Company also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts would not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra Life” contract were no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $315,496,000 and $343,509,000 for 2020 and 2019, respectively.

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2020 and 2019. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying summary of operations. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in AFA’s investment income, and administrative expense allowances paid to AFA are reported as a reduction of AFA’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying summary of operations.

(16)	Life Contracts – Premiums

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2020 were as follows:

	Gross	Net of loading
Ordinary new business	$28,345,733	3,072,486
Ordinary renewal	58,263,548	43,058,578
Group life	84,081	84,081

Total	$86,693,362	46,215,145

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 were as follows:

	Gross	Net of loading
Ordinary new business	$23,862,178	2,339,815
Ordinary renewal	55,902,416	42,487,089
Group life	97,401	97,401

Total	$79,861,995	44,924,305

(17)	Managing General Agents and Third-Party Administrators

There are no MGA or TPA arrangements with direct written premium greater than 5% of surplus at December 31, 2020, 2019 and 2018, respectively. Total aggregate direct written premium was approximately $39,427,000, $51,120,000, and $58,646,000, at December 31, 2020, 2019 and 2018, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(18)	Affiliated Entities

The following is a summary of the significant ownership and affiliated entity relationships that existed at December 31, 2020:

Immediate parent	American Fidelity Corporation

Other insurance affiliates	American Public Life Insurance Company
American Fidelity International (Bermuda) Ltd.

Other affiliates	Cameron Ventures, LLC
American Fidelity Securities, Inc.
First Financial Securities of America, Inc.
Hawaii Development, LLC
Cameron Enterprises, A Limited Partnership and its affiliates
9000 Broadway Owners Association, LLC
AF Apartments, Inc.
AF Professional Employment Group, LLC and its affiliates
American Fidelity Administrative Services, LLC
American Fidelity Community Services, Inc.
American Fidelity General Agency, Inc.
American Fidelity International Holdings, Inc. and its affiliates
American Fidelity Property Company and its affiliates
Apple Creek Apartments, Inc.
Health Services Administration, LLC
Home Rentals, Inc. and its affiliates
InvesTrust Wealth Management, LLC and its affiliates
Lancet Entertainment, LLC
Market Place Realty Corporation
Oklahoma Winery Partners, LLC and its affiliates
ORK Investments, LLC
Vintage Oakville Cross, LLC
First Fidelity Bank and its affiliates
INSURICA, Inc. and its affiliates
NAIA of TX and its affiliates

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(19)	Reconciliations

Reconciliations of capital and surplus and net income on a GAAP basis to the amounts included in the accompanying statutory financial statements as of and for the years ended December 31, 2020 and 2019 are as follows (in thousands):

	Net income		Capital and surplus
	2020	2019	2020	2019
Amounts as reported on statutory basis	$130,106	90,280	590,655	544,295
Adjustments:
Deferred policy acquisition costs	56,111	48,006	762,842	719,167
Policy benefit reserves	7,319	(848)	36,500	(21,232)
Deferred federal income taxes	1,093	1,224	(207,742)	(146,917)
Due and deferred premiums	(638)	(4,190)	(26,328)	(24,820)
Nonadmitted assets	—	—	23,489	25,842
Asset valuation reserve	—	—	47,812	37,888
Invested assets	—	—	558,292	277,076
Funds withheld derivative	25,163	27,186	(203,622)	(132,630)
Other, net	—	34	89,745	62,597

Amounts on a GAAP basis for consolidated presentation	$219,154	161,692	1,671,643	1,341,266

	Net income		Capital and surplus
	2019	2018	2019	2018
Amounts as reported on statutory basis	$90,280	98,889	544,295	505,226
Adjustments:
Deferred policy acquisition costs	48,006	50,098	719,167	681,183
Policy benefit reserves	(848)	(19,647)	(21,232)	(21,705)
Deferred federal income taxes	1,224	(9,098)	(146,917)	(102,268)
Due and deferred premiums	(4,190)	(1,050)	(24,820)	(25,722)
Nonadmitted assets	—	—	25,842	26,162
Asset valuation reserve	—	—	37,888	40,378
Invested assets	—	(74,834)	277,076	(11,564)
Funds withheld derivative	27,186	75,661	(132,630)	(47,099)
Other, net	34	(823)	62,597	32,997

Amounts on a GAAP basis for consolidated presentation	$161,692	119,196	1,341,266	1,077,588

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

(20)	Guaranty Assessments

As of December 31, 2020, American Fidelity Assurance Company did not receive notice of any assessments that would have a material financial impact.

The amount of recognized liabilities under SSAP No. 35R is approximately $1,816,000 and the related asset for premium tax credits is approximately $756,000. The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$3,558,726
Decreases current year:
Premium tax offset applied	785,544
Payments on insolvencies which were set up as payables prior to the current year	135,555
Reduction in the estimated assessment liability based on the new projections at the end of the current year	17,823
Increases current year:
Assessment payments less refunds on insolvencies billed during the current year	183,716
Adjusted the liability to remove payments on insolvencies which are no longer part of the projected liability	154,161
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$2,957,681

(21)	Subsequent Events

The Company has evaluated events subsequent to December 31, 2020 and through April 15, 2021 the date on which the audited financial statements were issued.

The Company’s exposure to risk and impact from COVID-19 continues to be analyzed at every level. Our product mix does not currently have comprehensive medical coverage as we primarily sell supplemental health products. Our reserves have proved to be adequate under a wide variety of interest rates and stress tests. At this point, we have no reason to believe that normal reserves will not be adequate to cover impacts of COVID-19. Due to our product mix, we believe that the claim impact, if any due to the virus itself will be very minor. However, if these events would at some point trigger a recession, we could see the potential for additional claims (and claim reserves) in our disability lines. The Company has modeled various stress scenarios for all potentially impacted areas and will continue to monitor outcomes monthly of all financial impacts. The Company’s investments portfolio is very high credit quality, and as noted earlier in footnote 1(l), Capital and Surplus, our liquidity level is substantial for the Company, with additional sources at the AFC level. Monitoring at every level will continue as long as deemed necessary.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule I- Summary of Investments-Other than Investments in Related Parties

December 31, 2020

			Amount at which
			shown in the
Type of investment	Cost	Fair Value	balance sheet
Bonds:
United States Government and government agencies and authorities	$2,083,856	$2,229,874	$2,083,856
Special revenue	131,242,078	146,560,463	131,242,078
States, municipalities and political subdivisions	887,065,787	972,357,996	877,065,787
Foreign governments	21,005,872	22,560,677	21,005,872
All other corporate and mortgage backed bonds[1]	3,428,424,864	3,884,522,388	3,428,424,864

Total Bonds:	4,469,822,457	5,028,231,398	4,459,822,457

Equity securities:
Preferred stock	$9,295,646	$19,455,638	$9,295,646
Common stock - unaffiliated	11,949,640	23,741,020	24,895,757

Total equity securities:	21,245,286	43,196,658	34,191,403

Mortgage loans on real estate	611,162,513	656,676,775	611,162,513
Real estate	22,602,751	22,602,751	22,602,751
Cash and short-term investments	253,133,660	253,133,660	253,133,660
Contract loans	53,764,175	53,764,175	53,764,175
Other long-term investments	160,836,939	164,794,515	160,836,939
Receivable for securities	76,717	76,717	76,717

Total investments	$5,592,644,498	$6,222,476,649	$5,595,590,615

[1]	The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost

See accompanying independent auditors’ report.	(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule III- Supplementary Insurance Information

December 31, 2020

(In thousands)

	As of December 31,				For the years ended December 31,
Segment	Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2020:
Life	$—	$529,690	$—	$17,857	$139,440	$53,948	$53,454	$—	$70,462	—
Annuity	—	2,109,466	—	258	247,204	83,292	175,087	—	45,734	—
Supplementary Contract	—	21,268	—	21,033	684	1,283	2,094	—	76	—
Accident and Health	—	799,081	5,616	129,751	814,685	39,731	372,018	—	383,594	—

Total	$—	$3,459,505	$5,616	$168,899	$1,202,013	$178,254	$602,653	$—	$499,866	—

2019:
Life	$—	$492,248	$—	$11,069	$139,440	$57,451	$42,487	$—	$63,892	—
Annuity	—	2,003,857	—	200	231,289	86,062	175,897	—	18,954	—
Supplementary Contract	—	21,761	—	22,781	966	818	2,710	—	79	—
Accident and Health	—	758,895	6,117	135,478	805,432	36,497	419,763	—	355,000	—

Total	$—	$3,276,761	$6,117	$169,528	$2,142,500	$180,828	$640,857	$—	$437,925	—

2018:
Life	$—	$455,009	$—	$10,615	$123,588	$59,575	$36,864	$—	$69,519	—
Annuity	—	1,958,643	—	—	228,750	85,605	183,781	—	23,074	—
Supplementary Contract	—	691	—	139	—	30	—	—	—	—
Accident and Health	—	702,795	6,211	116,823	739,319	39,750	368,901	—	382,888	—

Total	$—	$3,117,138	$6,211	$127,577	$1,091,657	$184,960	$589,546	$—	$475,481	—

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditors’ report.	(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule IV- Reinsurance

December 31, 2020

(In thousands)

					Percentage
		Ceded	Assumed		of amount
	Gross	to other	from other	Net	assumed
	amount	companies	companies	amount	to net
Year ended December 31, 2020:
Life insurance in force	$32,389,803	$7,825,346	$—	$24,564,457	N/A
Premiums:
Life insurance	$444,694	$45,762	$—	$398,932	N/A
Accident and health insurance	936,455	170,045	48,275	814,685	6.11%

Total premiums	$1,381,149	$215,807	$48,275	$1,213,617	4.94%

Year ended December 31, 2019:
Life insurance in force	$30,554,183	$7,421,897	$—	$23,132,286	N/A
Premiums:
Life insurance	$416,397	$45,668	$—	$370,729	N/A
Accident and health insurance	911,372	164,032	58,091	805,431	7.21%

Total premiums	$1,327,769	$209,700	$58,091	$1,176,160	4.94%

Year ended December 31, 2018:
Life insurance in force	$28,719,190	$7,759,347	$—	$20,959,843	N/A
Premiums:
Life insurance	$398,011	$45,673	$—	$352,338	N/A
Accident and health insurance	848,564	161,891	52,646	739,319	7.12%

Total premiums	$1,246,575	$207,564	$52,646	$1,091,657	4.82%

See accompanying independent auditors’ report.

PART C

OTHER INFORMATION

ITEM 27	EXHIBITS

Exhibit Number

a.1

-   Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant. Incorporated by reference to Exhibit 1.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

a.2

-   Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

a.3

-   Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust. Incorporated by reference to Exhibit 1.3 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

c

-   Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of June 10, 2006. Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 55 to Registrant’s registration statement on Form N-4 filed on April 30, 2007. https://www.sec.gov/Archives/edgar/data/5007/000090933407000135/afsaaex3-123106.htm

c.1

-   First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/5007/000106112818000044/exhibit31firstamedment.htm

c.2

-   Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012. Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012. https://www.sec.gov/Archives/edgar/data/5007/000106112812000041/exhibit3-1.htm

c.3

-   Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015. Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/5007/000106112818000044/exhibit33thirdamendment.htm

c.4

-   Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018. Incorporated by reference to Exhibit 3.4 to Post-Effective Amendment No. 69 to Registrant’s registration statement on Form N-4 filed on April 30, 2020. https://www.sec.gov/Archives/edgar/data/5007/000106112820000029/34fourthamendment.htm

d.1

-   Form of Variable Annuity Master Contract. Incorporated by reference to Exhibit 4.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

d.2

-   Form of Variable Annuity Contract Certificate. Incorporated by reference to Exhibit 4.2 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

e

-   Forms of Variable Annuity Application. Incorporated by reference to Exhibit 5 to Post- Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

f.1

-   Articles of Incorporation of American Fidelity Assurance Company, as amended. Incorporated by reference to Exhibit 6.1 to Post-Effective Amendment No. 43 to Registrant’s registration statement on Form N-4 filed on November 25, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000909334-98-000092-index.html

f.2

-   Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 42 to Registrant’s registration statement on Form N-4 filed on April 24, 1998. https://www.sec.gov/Archives/edgar/data/5007/0000950134-98-003520-index.html

h.1

-   Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005. Incorporated by reference to Exhibit 8.1 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015. https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-1.htm

h.2

-   Amendment to Participation Agreement (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2005 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015. https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-2.htm

h.3

-   Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Assurance Company. Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015. https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-3.htm

h.4

-   Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4 to Post-Effective Amendment No. 63 to Registrant’s registration statement on Form N-4 filed on April 30, 2015. https://www.sec.gov/Archives/edgar/data/5007/000106112815000018/exhibit8-4.htm

h.5

     Amended and Restated Investment Consultant Agreement effective October 30, 2017 between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 66 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/5007/000106112818000044/exhibit85.htm

k*	- Opinion and Consent of Counsel.

l.1*	- Consent of Independent Registered Public Accounting Firm (Deloitte).

l.2*	- Consent of Independent Registered Public Accounting Firm (KPMG).

x*	- Power of Attorney

y	Relationship chart. Incorporated by reference to Exhibit 99 to Registrant’s Registration Statement on Post-Effective Amendment No. 69 to Form N-4 filed on February 25, 2021.

*	Filed herewith.

ITEM 28	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company (“AFA”):

Name and Business Address	Positions and Offices with AFA
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director

John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director

Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President

Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Chairman of the Board, Chief Executive Officer, Director

John Cassil 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President, Chief Financial Officer, Treasurer

William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director

Charles R. Eitel 2209 Miramonte Court Naples, Florida 34105	Director

Theodore M. Elam 8th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director

Lynn Fritz 3909 Frei Road Sebastopol, CA 95472	Director

Caroline Ikard 9000 Cameron Parkway Oklahoma City, OK 73114	Director

Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary

Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director

Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director

Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer

Henry Sohn 45B Portage Avenue Palo Alto, CA 94306	Director

Gary E. Tredway 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Executive Vice President

ITEM 29	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

A relationship chart is included as Exhibit 99. The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 30	INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:

(a)    American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

(b)    American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c)    To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31	PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the sole underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B and American Fidelity Separate Account C.

(b) The following persons are the officers and directors of American Fidelity Securities. The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice-President AML; Investment Company and Variable Contract Products Principal

Sal Cristofaro	Chief Operations Officer; Investment Company and Variable Contract Products Principal; Introducing Broker-Dealer Financial and Operations Principal

Rafael Garcia	Director; Investment Company and Variable Contract Products Principal

Cherie L. Horsfall	Assistant Vice President; Investment Company and Variable Contract Products Principal

Christopher T. Kenney	Director, Chairman of the Board, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal

Linda Overfield	Assistant Vice President AML, Privacy and Licensing; Investment Company and Variable Contract Products Principal

Jennifer Wheeler	Vice President, Chief Compliance Officer and Secretary; Investment Company and Variable Contract Products Principal

Shirley K. Williams	Assistant Vice President, Chief Financial Officer and Treasurer; Financial and Operations Principal

(c) The net underwriting discounts and commissions received by American Fidelity Securities, Inc. from the Registrant in 2020 were $51,495, representing the 3% sales fee deducted from purchase payments to the Registrant. It received no other commission or compensation from or on behalf of the Registrant during the year.

ITEM 32	LOCATION OF ACCOUNTS AND RECORDS

This information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 33	MANAGEMENT SERVICES

Not applicable.

ITEM 34	FEE REPRESENTATION

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the Variable Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

OTHER REPRESENTATIONS

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that American Fidelity Assurance Company has:

1.    Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2.    Included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.    Instructed sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4.    Obtained from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 28, 2021.

AMERICAN FIDELITY SEPARATE ACCOUNT A (Registrant)
By:	American Fidelity Assurance Company (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set for as of April 28, 2021.

Signature

/s/Gregory S. Allen*	/s/Lynn Fritz*
Gregory S. Allen, Director	Lynn Fritz, Director

/s/John M. Bendheim*	/s/Caroline Ikard*
John M. Bendheim, Director	Caroline Ikard, Director

/s/Ronald J. Byrne*	/s/Paula Marshall*
Ronald J. Byrne, Senior Vice President	Paula Marshall, Director

/s/Lynda L. Cameron*	/s/Tom J. McDaniel*
Lynda L. Cameron, Director	Tom J. McDaniel, Director

/s/William M. Cameron*	/s/Stephen M. Prescott*
William M. Cameron, Chairman of the Board and Chief Executive Officer	Stephen M. Prescott, Director

/s/John Cassil*	/s/Jeanette Rice*
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)

/s/William E. Durrett*	/s/Henry Sohn*
William E. Durrett, Senior Chairman of the Board and Director	Henry Sohn, Director

/s/Charles R. Eitel*
Charles R. Eitel, Director

/s/Theodore M. Elam*
Theodore M. Elam, Director

*By: /s/Chris Kenney
Chris Kenney, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING

a.1	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on May 7, 1968, authorizing establishment of the Registrant.	Incorporated by reference

a.2	Resolution adopted by the Board of Directors of American Fidelity Assurance Company on April 6, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference

a.3	Resolution adopted by the Board of Managers of the Registrant on March 19, 1998, authorizing reorganization of the Registrant as a unit investment trust.	Incorporated by reference

c	Amended and Restated Principal Underwriter’s Agreement between the Registrant, American Fidelity Securities, Inc. and American Fidelity Assurance Company, effective as of July 10, 2006.	Incorporated by reference

c.1	First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.	Incorporated by reference

c.2	Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.	Incorporated by reference

c.3	Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.	Incorporated by reference

c.4	Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018.	Incorporated by reference

d.1	Form of Variable Annuity Master Contract.	Incorporated by reference

d.2	Form of Variable Annuity Contract Certificate.	Incorporated by reference

e	Forms of Variable Annuity Application.	Incorporated by reference

f.1	Articles of Incorporation of American Fidelity Assurance Company, as amended.	Incorporated by reference

f.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference

h.1	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference

h.2	Amendment to Participation Agreement (22c-2 Agreement) dated July 12, 2006 to Participation Agreement dated March 30, 2015 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.	Incorporated by reference

h.3	Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.	Incorporated by reference

h.4	Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.	Incorporated by reference

h.5	Amended and Restated Investment Consultant Agreement effective October 30, 2017 between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C.	Incorporated by reference

k	Opinion and Consent of Counsel.	Filed herewith

l.1	Consent of Independent Registered Public Accounting Firm (Deloitte).	Filed herewith

l.2	Consent of Independent Registered Public Accounting Firm (KPMG).	Filed herewith

x	Power of Attorney	Filed herewith

y	Relationship chart.	Incorporated by reference